EXECUTION

                         GRANITE FINANCE FUNDING LIMITED
                                   as Funding

                              THE BANK OF NEW YORK
                               as Security Trustee

                                       and

                                     OTHERS

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                             FUNDING DEED OF CHARGE
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                               DATED 26 MARCH 2001











                                  BROWN & WOOD
                          (A MULTINATIONAL PARTNERSHIP)
                                     LONDON


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                                    CONTENTS

CLAUSE                                                                PAGE NO.

1.  Interpretation........................................................3

2.  Covenant to Pay and to Perform........................................4

3.  Funding Security......................................................4

4.  Release of Funding Charged Property..................................11

5.  Declaration of Trust.................................................12

6.  Restrictions on Exercise of Certain Rights...........................13

7.  Enforcement..........................................................17

8.  Upon Enforcement.....................................................20

9.  Receiver.............................................................22

10. Further Assurance and Power of Attorney..............................26

11. Crystallisation......................................................27

12. Provisions relating to the Security..................................28

13. Protection of Third Parties..........................................30

14. Set-Off..............................................................30

15. Representations and Covenants........................................30

16. Terms of Appointment.................................................33

17. Modification and Waiver..............................................45

18. Remuneration of the Security Trustee.................................46

19. Appointment, Removal and Retirement of Security Trustee..............49

20. Miscellaneous Provisions.............................................51

21. Rights cumulative....................................................52

22. Assignment...........................................................52

23. Non Petition Covenant; Corporate Obligations.........................52

24. Notices..............................................................53

25. Third Party Rights...................................................54

26. Execution in Counterparts; Severability..............................54

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27. Governing Law and Submission to Jurisdiction.........................55

SCHEDULE 1  FORM OF SECURITY POWER OF ATTORNEY...........................56

SCHEDULE 2  FORM OF DEED OF ACCESSION....................................60

SCHEDULE 3  FUNDING PRIORITY OF PAYMENTS.................................74

SCHEDULE 4  FORM OF NOTICE OF ASSIGNMENT.................................82

SCHEDULE 5  UTILISATION OF ISSUER RESERVES...............................85

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THIS DEED OF CHARGE is made on 26 March 2001

BETWEEN:

(1) GRANITE FINANCE FUNDING LIMITED (registered number 79308) a private limited liability company incorporated under the laws of Jersey whose London Branch is at 4th Floor, 35 New Bridge Street, London EC4V 6BW ("FUNDING");

(2) THE BANK OF NEW YORK, a New York banking corporation whose London branch address is at One Canada Square, 48th Floor, London E14 5AL, United Kingdom, as security trustee (the "SECURITY TRUSTEE" which expression shall include such person and all other persons for the time being acting as the security trustee or security trustees pursuant to this Funding Deed of Charge);

(3) THE BANK OF NEW YORK, a New York banking corporation whose London branch address is at One Canada Square, 48th Floor, London E14 5AL, United Kingdom, as note trustee (the "NOTE TRUSTEE" which expression shall include such person and all other persons for the time being acting as the note trustee or note trustees pursuant to the First Issuer Trust Deed and the First Issuer Deed of Charge);

(4) GRANITE MORTGAGES 01-1 PLC (registered number 4129652) a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "FIRST ISSUER");

(5) GRANITE FINANCE TRUSTEES LIMITED (registered number 79309) a private limited liability company incorporated under the laws of Jersey whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8PX Channel Islands as trustee of the Mortgages Trust (the "MORTGAGES TRUSTEE");

(6) NORTHERN ROCK PLC (registered number 03273685) a public limited company incorporated under the laws of England and Wales whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL, in its capacity as cash manager under the Cash Management Agreement (the "CASH MANAGER", which expression shall include such person and all other persons for the time being acting as the cash manager or cash managers pursuant to the Cash Management Agreement);

(7) LLOYDS TSB BANK PLC, acting through its office at City Office, Bailey Drive, Gillingham Business Park, Kent ME8 0LS in its capacity as account bank under the Bank Account Agreement (the "ACCOUNT BANK", which expression shall include such person and all other persons for the time being acting as the account bank or account banks to Funding pursuant to the Bank Account Agreement) and acting through its office at 25 Monument Street, London EC3R 8BQ in its capacity as GIC provider to Funding pursuant to the Funding Guaranteed Investment Contract (the "FUNDING GIC PROVIDER", which expression shall include such person and all other persons for the time being acting as the GIC provider to Funding pursuant to the Funding Guaranteed Investment Contract and each Funding (Issuer) Guaranteed Investment Contract);



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(8)  MOURANT & CO. CAPITAL (SPV) LIMITED, a private limited company incorporated under the laws of Jersey whose registered office is 4th Floor, 35 New
     Bridge Street, London, EC4V 6BW (the "CORPORATE SERVICES PROVIDER" which expression shall include such person and all other persons for the time being acting as the corporate services provider or corporate services providers pursuant to the Corporate Services Agreement); and

(9) NORTHERN ROCK PLC (registered number 03273685) acting through its office at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL as start-up loan provider pursuant to the Start-Up Loan Agreement (the "START-UP LOAN PROVIDER", which expression shall include such person or all other persons for the time being acting as start-up loan provider pursuant to the Start-Up Loan Agreement).

WHEREAS:

(A) Pursuant to the terms of the First Issuer Intercompany Loan Agreement of even date herewith, the First Issuer has agreed to make available the First Issuer Intercompany Loan, upon and subject to the terms thereof.

(B) The Seller has agreed to assign the Initial Mortgage Portfolio to the Mortgages Trustee (as trustee for the Seller and Funding) pursuant to the Mortgage Sale Agreement to be held on the terms of the Mortgages Trust Deed for the consideration including the Deferred Consideration set out therein. The Seller may assign New Mortgage Portfolios to the Mortgages Trustee after the Initial Closing Date. Save as expressly provided otherwise in the Funding Transaction Documents, the Initial Mortgage Portfolio and each New Mortgage Portfolio will form part of the Trust Property under the terms of the Mortgages Trust Deed. Pursuant to the Mortgages Trust Deed, Funding has agreed to pay to the Mortgages Trustee from time to time consideration for the Funding Share of the Trust Property in the form of Contributions including Deferred Contributions subject to and in accordance with the terms of the Mortgages Trust Deed.

(C) The Cash Manager has agreed to provide certain cash management services to Funding on the terms set out in the Cash Management Agreement.

(D) The Account Bank has agreed to provide certain banking services to Funding on the terms set out in the Bank Account Agreement and the Funding (First Issuer) Bank Account Agreement.

(E) The Funding GIC Provider has agreed to provide certain guaranteed investment services to Funding on the terms set out in the Funding Guaranteed Investment Contract and the Funding (First Issuer) Guaranteed Investment Contract.

(F) The Corporate Services Provider has agreed to provide certain corporate services to Funding on the terms set out in the Corporate Services Agreement.

(G) The Start-Up Loan Provider has agreed to make available the Start-Up Loan to Funding on the terms set out in the Start-Up Loan Agreement.

(H) Funding has agreed to provide security for the benefit of each of the Funding Secured Creditors in respect of Funding's obligations under the Funding Transaction Documents

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     including any New Intercompany Loan Agreement and associated agreements, subject to and in accordance with the terms thereof and hereof.

(I) Funding has agreed to provide the Security Trustee with the benefit of the security described in this Funding Deed of Charge to secure Funding's obligations under the Funding Transaction Documents, upon and subject to the terms of this Funding Deed of Charge. The Security Trustee shall hold such security on trust for the benefit of the Funding Secured Creditors.

(J) Pursuant to the terms of the First Issuer Deed of Charge dated of even date herewith, the First Issuer will grant security to the Note Trustee (as Note Trustee for the First Issuer Secured Creditors) in and to all of its right, title, interest and benefit, present and future, under this Funding Deed of Charge to secure the First Issuer's obligations to the First Issuer Secured Creditors upon and subject to the terms thereof.

(K) Funding and the Funding Secured Creditors have each agreed with the Security Trustee and the Note Trustee that in exercising its powers granted under this Funding Deed of Charge, the Security Trustee shall, save as otherwise contemplated in this Funding Deed of Charge, act only at the direction of the Note Trustee in accordance with the terms hereof.

NOW THIS DEED WITNESSES AS FOLLOWS:

1.   INTERPRETATION

1.1 DEFINITIONS: The Master Definitions Schedule signed for the purposes of identification by Brown & Wood and Clifford Chance Limited Liability Partnership on 26 March 2001 (as the same may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Master Definitions Schedule (as so amended, varied or supplemented) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Deed, including the recitals hereto and this Deed shall be construed in accordance with the interpretation provisions set out in Clause 2 (Interpretation and Construction) of the Master Definitions Schedule.

1.2  CONSTRUCTION: In this Deed, except where the context otherwise requires:

     (a) the terms of the First Issuer Intercompany Loan Agreement, the Master Definitions Schedule and of any agreement in existence at the date hereof between the parties hereto in relation to any such documents are incorporated in this Deed to the extent required to ensure that any proposed disposition of the Funding Charged Property contained in this Deed is a valid disposition in accordance with Section 2(1) of the Law of Property (Miscellaneous Provisions) Act 1989;

     (b) a reference in this Deed to any property, assets, undertakings or rights includes, unless the context otherwise requires, present and future property, assets, undertakings or rights;

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     (c)  "THIS FUNDING DEED OF CHARGE" or "THIS DEED" means this Deed of Charge and all the Schedules hereto (as from time to time modified and/or supplemented in accordance with the provisions set out herein) and all Deeds of Accession entered into pursuant to this Deed of Charge and each other document or deed entered into pursuant hereto (as from time to time modified/and or supplemented as aforesaid) and expressed to be supplemental hereto.

2.   COVENANT TO PAY AND TO PERFORM

     Subject to the provisions of the Funding Transaction Documents, including, without limitation, any limited recourse provisions, Funding covenants with and undertakes to the Security Trustee for itself and as trustee for the Funding Secured Creditors that it will:

     (a) duly and punctually pay and discharge all monies and liabilities whatsoever which now are or at any time hereafter may (whether before or after demand) become due and payable by Funding to the Security Trustee (whether for its own account or as trustee for the Funding Secured Creditors) or to any of the other Funding Secured Creditors, whether actually or contingently, under this Deed or any other of the Funding Transaction Documents; and

     (b) observe, perform and satisfy all its other obligations and liabilities under this Deed and/or any of the Funding Transaction Documents,

     PROVIDED THAT every payment in respect of any Funding Transaction Document made to the relevant Funding Secured Creditor in the manner provided in such Funding Transaction Document shall operate in satisfaction pro tanto of the relevant covenant by Funding in this Clause.

3.   FUNDING SECURITY

3.1  TRUST PROPERTY:

     (a) Funding, by way of first fixed charge for the payment or discharge of the Funding Secured Obligations, subject to Clause 4 (Release of Funding Charged Property), hereby charges to the Security Trustee, save to the extent that the same may be situate in Jersey at any relevant time, all of its right, title, benefit and interest, present and future, in, to and under the Funding Share of the Trust Property including all rights to receive payment of any amounts which may become payable to Funding thereunder and all payments received by Funding thereunder including, without limitation, all rights to serve notices and/or make demands thereunder and/or to take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain relief in respect thereof and the proceeds of any of the foregoing, TO HOLD the same unto the Security Trustee absolutely.

     (b) To the intent that the Security Trustee shall have a security interest in accordance with the Security Interests (Jersey) Law 1983 (the "JERSEY SECURITY LAW") (and as secured party for the purposes of such law) for the payment or discharge of the

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          Funding Secured Obligations, subject to Clause 4 (Release of Funding
          Charged Property), Funding (as debtor for the purposes of the Jersey Security Law) hereby assigns to the extent that the same may be situate in Jersey at any relevant time to the Security Trustee all of its right, title, benefit and interest, present and future, in, to and under the Funding Share of the Trust Property including all rights to receive payment of any amounts which may become payable to Funding thereunder and all payments received by Funding thereunder including, without limitation, all rights to serve notices and/or make demands thereunder and/or to take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain relief in respect thereof and the proceeds of any of the foregoing, TO HOLD the same unto the Security Trustee absolutely.

3.2  CONTRACTUAL RIGHTS:

     (a) Funding, by way of first fixed security for the payment or discharge of the Funding Secured Obligations, subject to Clause 4 (Release of Funding Charged Property), hereby assigns to the Security Trustee, save to the extent that the same may be situate in Jersey at any relevant time, all of its right, title, benefit and interest, present and future, in, to and under:

          (i)    the Mortgages Trust Deed;

          (ii)   the Mortgage Sale Agreement;

          (iii)  the Administration Agreement;

          (iv)   the Corporate Services Agreement;

          (v)    the Bank Account Agreement;

          (vi)   the Funding Guaranteed Investment Contract;

          (vii)  the Cash Management Agreement;

          (viii) the Start-up Loan Agreement;

          (ix)   the Collection Bank Agreement;

          (x)    the First Issuer Intercompany Loan Agreement;

          (xi) each New Intercompany Loan Agreement to be entered into by Funding after the date hereof; and

          (xii) (save to the extent that the same are at such time subject to the Security Interests created under or pursuant to Clause 3.6 (Accounts for Issuer Reserves) or any Deed of Accession) each other Funding Transaction Document (other than this Funding Deed of Charge) entered into or to be entered into by Funding pursuant to or in connection with any of the


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               documents set out in paragraphs (i) through (xi) above (including any agreement entered into by Funding as a replacement of any of the above agreements upon the termination of such agreement),

          including, without limitation, Funding's rights against the Mortgages Trustee under the Mortgages Trust Deed, all rights to receive payment of any amounts which may become payable to Funding thereunder and all payments received by Funding thereunder including, without limitation, all rights to serve notices and/or make demands thereunder and/or to take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain relief in respect thereof and the proceeds of any of the foregoing, TO HOLD the same unto the Security Trustee absolutely.

     (b) To the intent that the Security Trustee shall have a security interest in accordance with the Jersey Security Law (and as secured party for the purposes of such law) for the payment or discharge of the Funding Secured Obligations, subject to Clause 4 (Release of Funding Charged Property), Funding (as debtor for the purposes of the Jersey Security
          Law) hereby assigns, to the extent that the same may be situate in Jersey at any relevant time to the Security Trustee all of its right, title, benefit and interest, present and future, in, to and under:

               (i)    the Mortgages Trust Deed;

               (ii)   the Mortgage Sale Agreement;

               (iii)  the Administration Agreement;

               (iv)   the Corporate Services Agreement;

               (v)    the Bank Account Agreement;

               (vi)   the Funding Guaranteed Investment Contract;

               (vii)  the Cash Management Agreement;

               (viii) the Start-up Loan Agreement;

               (ix)   the Collection Bank Agreement;

               (x)    the First Issuer Intercompany Loan Agreement;

               (xi) each New Intercompany Loan Agreement to be entered into by Funding after the date hereof; and

               (xii) (save to the extent that the same are at such time subject to the Security Interests created under or pursuant to Clause 3.6 (Accounts for Issuer Reserves) or any Deed of Accession) each other Funding Transaction Document (other than this Funding Deed of Charge) entered into or to be

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                    entered into by Funding pursuant to or in connection with
                    any of the documents set out in paragraphs (i) through
                    (xi) above (including any agreement entered into by Funding as a replacement of any of the above agreements upon the termination of such agreement),

          including, without limitation, Funding's rights against the Mortgages Trustee under the Mortgages Trust Deed, all rights to receive payment of any amounts which may become payable to Funding thereunder and all payments received by Funding thereunder including, without limitation, all rights to serve notices and/or make demands thereunder and/or to take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain relief in respect thereof and the proceeds of any of the foregoing, TO HOLD the same unto the Security Trustee absolutely.

3.3 ACCOUNTS: Funding, by way of first fixed security for the payment or discharge of the Funding Secured Obligations, subject to Clause 4 (Release of Funding Charged Property), hereby assigns in favour of the Security Trustee all of its rights, title, benefit and interest, present and future, in:

     (a) the Funding GIC Account (including, without limitation, all monies at any time constituting the whole or any part of the Funding Reserve
          Fund); and/or

     (b)  the Funding Transaction Account; and/or

     (c) (save to the extent that the same are at such time subject to the Security Interests created under or pursuant to Clause 3.6 (Accounts for Issuer Reserves) or any Deed of Accession) each other account (if any) in which Funding may at any time have or acquire any right, title, benefit or interest,

     and to all monies now or at any time hereafter standing to the credit thereof and the debts represented by them together with all rights and claims relating or attached thereto including, without limitation, the right to interest and the proceeds of any of the foregoing, TO HOLD the same unto the Security Trustee absolutely.

3.4 AUTHORISED INVESTMENTS: Funding, by way of first fixed charge for the payment or discharge of the Funding Secured Obligations, subject to Clause 4 (Release of Funding Charged Property), hereby charges to the Security Trustee all of its right, title, benefit and interest, present and future in, to and under any Authorised Investment purchased using monies standing to the credit of (save to the extent that the same are at such time subject to the Security Interests created under or pursuant to Clause 3.6 (Accounts for Issuer Reserves) or any Deed of Accession) any Funding Bank Account for the time being owned by it and all rights in respect of or ancillary to such Authorised Investments, including the right to income and the proceeds of any of the foregoing, TO HOLD the same unto the Security Trustee absolutely.

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3.5  FLOATING CHARGE: Funding, by way of first floating security for the payment or discharge of the Funding Secured Obligations, subject to Clause 4 (Release of Funding Charged Property), hereby charges by way of first floating charge in favour of the Security Trustee the whole of its undertaking and all its property, assets and rights, whatsoever and wheresoever, both present and future other than any property or assets from time to time or for the time being the subject of a fixed charge or effectively assigned by way of security pursuant to any of the foregoing provisions of this Clause 3 (Funding Security), Clause 3.6 (Accounts for Issuer Reserves) and/or any Deed of Accession.

3.6  ACCOUNTS FOR ISSUER RESERVES:

     (a) Funding, by way of first fixed security for the payment or discharge of only that portion of the Funding Secured Obligations which represent Funding's obligations and liabilities to the First Issuer under the First Issuer Intercompany Loan Agreement (the "FUNDING (FIRST ISSUER) SECURED OBLIGATIONS"), subject to Clause 4 (Release of Funding Charged Property), hereby:

          (i) assigns by way of security to the Security Trustee for the benefit of the First Issuer (but not any other Funding Secured Creditor) all of its right, title, benefit and interest, present and future, in, to and under:

               (1)  the Funding (First Issuer) Bank Account Agreement; and/or

               (2)  the Funding (First Issuer) Guaranteed Investment Contract;

               including all rights to receive payment of any amounts which may become payable to Funding thereunder and all payments received by Funding thereunder including, without limitation, all rights to serve notices and/or make demands thereunder and/or to take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain relief in respect thereof and the proceeds of any of the foregoing, TO HOLD the same unto the Security Trustee absolutely;

          (ii) assigns in favour of the Security Trustee for the benefit of the First Issuer (but not any other Funding Secured Creditor) all of its rights, title, benefit and interest, present and future, in and to all monies now or at any time hereafter standing to the credit of the Funding (First Issuer) GIC Account and the debts represented by them together with all rights and claims relating or attached thereto including, without limitation, the right to interest and the proceeds of any of the foregoing, TO HOLD the same unto the Security Trustee absolutely; and

          (iii) charges to the Security Trustee for the benefit of the First Issuer (but not any other Funding Secured Creditor) all of its right, title, benefit and interest, present and future in, to and under any Authorised Investment purchased using monies standing to the credit of the Funding (First Issuer) GIC Account


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               and all rights in respect of or ancillary to such Authorised
               Investments, including the right to income and the proceeds of any of the foregoing, TO HOLD the same unto the Security Trustee absolutely;

     (b) Each Funding Secured Creditor (other than the First Issuer) acknowledges that for so long as any of the Funding (First Issuer) Secured Obligations are not paid or discharged in full, the Security Trustee shall hold the Security Interests created under Clause 3.6(a) for the sole benefit of the First Issuer and such Funding Secured Creditor shall have no right or claim in respect of the relevant Funding Charged Property so assigned or charged pursuant to Clause 3.6(a).

     (c) Funding covenants and undertakes with and to the Security Trustee on behalf of the relevant Funding Secured Creditors that, as a condition precedent to the drawing of each New Intercompany Loan from any New Issuer, Funding will enter into a Deed of Accession (substantially in the form set out in Schedule 2 (Form of Deed of Accession) or such other form as shall be agreed by the parties thereto) pursuant to which (if required by the terms of the relevant Intercompany Loan Agreement) Funding will grant in favour of the Security Trustee for the benefit of the relevant New Issuer, by way of first fixed security for the payment or discharge of only that portion of the Funding Secured Obligations which represent Funding's obligations and liabilities to such New Issuer under such New Intercompany Loan Agreement (being the relevant "FUNDING (ISSUER) SECURED OBLIGATIONS"), subject to Clause 4 (Release of Funding Charged Property), the Security Interests contemplated thereunder in its right, title, interest and benefit in and to, the relevant Funding (Issuer) GIC Account for the New Issuer (into which the Issuer Reserve Fund and the Issuer Liquidity Reserve Fund (if any) of such New Issuer will be deposited) the Funding Transaction Documents relating thereto and the Authorised Investments purchased using monies standing to the credit of such account.

     (d) Each Funding Secured Creditor (other than the relevant New Issuer referred to in paragraph (c) above) including the First Issuer acknowledges that for so long as the relevant Funding (Issuer) Secured Obligations in relation to such New Issuer are not paid or discharged in full, the Security Trustee shall hold the Security Interests created pursuant to the related Deed of Accession referred to in paragraph (c) above for the sole benefit of the relevant New Issuer and each other Funding Secured Creditor shall have no right or claim in respect of the relevant Funding Charged Property so assigned or charged pursuant to such Deed of Accession.

3.7 TITLE GUARANTEE: Each of the dispositions of or charges over property effected in or pursuant to this Funding Deed of Charge is made with full title guarantee.

3.8 FURTHER ACQUIRED ITEMS: For the avoidance of doubt, it is hereby confirmed that the Security Interests (including the Jersey Security Interests) created under or pursuant to Clauses 3.1 (Trust Property) to Clause 3.4 (Authorised Investments) (inclusive), Clause 3.6 (Accounts for Issuer Reserves) and/or any Deed of Accession are intended to be specific and fixed assignments by way of security of, or specific and fixed charges over (as the case may be) the property and assets to which they relate, both present and future, including property and

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     assets which are acquired after the date hereof and are given for the purpose of securing New Intercompany Loans made to Funding by any New Issuer and Funding's obligations that may arise from time to time to any person (other than the First Issuer) who has delivered a duly completed Deed of Accession to the Security Trustee in accordance with the terms of this Deed.

3.9 NO TRANSFER OF OBLIGATIONS: Notwithstanding anything else in this Funding Deed of Charge, it is hereby agreed that dispositions of property effected in or pursuant to this Funding Deed of Charge do not transfer obligations, and nothing herein or in any Deed of Accession shall be construed as a transfer of obligations to, the Security Trustee.

3.10 NOTICE AND ACKNOWLEDGEMENT:

     (a) The execution of this Funding Deed of Charge by each Funding Secured Creditor shall constitute express notice to such Funding Secured Creditor of the assignments, charges and Security Interests (including the Jersey Security Interests) made by Funding pursuant to this Funding Deed of Charge;

     (b) By its execution of this Funding Deed of Charge each Funding Secured Creditor acknowledges that it has notice of and consents to the assignments, charges and Security Interests (including the Jersey Security Interests) made or granted by Funding under or pursuant to this Funding Deed of Charge and also acknowledges that as at the date hereof it has not received from any other person any notice of any assignment or charge of any of the property the subject of such Security Interests.

     (c) Notwithstanding the assignments, charges and Security Interests (including the Jersey Security Interests) granted under or pursuant to this Funding Deed of Charge and subject as provided otherwise in this Funding Deed of Charge, each of the parties hereto acknowledges that:

          (i) each Funding Secured Creditor and each other party to any Funding Transaction Document may continue to make all payments becoming due to Funding under any Funding Transaction Document in the manner envisaged by such Funding Transaction Document until the receipt of written notice from the Security Trustee or any Receiver requiring payments to be made otherwise; and

          (ii) until the Funding Security becomes enforceable in accordance with Clause 7.2 (Enforceable), Funding shall be entitled to exercise its rights, powers and discretions and perform its obligations in relation to the Funding Charged Property and under the Funding Transaction Documents in accordance with the provisions of the Funding Transaction Documents.

3.11 SECURITY TRUSTEE'S DISCRETION IN RELATION TO FUNDING CHARGED PROPERTY:
     Without prejudice to any other rights of the Security Trustee after the security created under this Deed has become enforceable and subject to the terms of the Funding Transaction Documents, the

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     Security Trustee may at any time after any part or parts of the Funding
     Security have become enforceable:

     (a) enter into, make, execute, sign, deliver and do all such contracts, agreements, deeds, receipts, payments, assignments, transfers, conveyances, assurances and things and bring, prosecute, enforce, defend and abandon all such actions, suits and proceedings in relation to the Funding Charged Property as it may think expedient;

     (b) exercise or refrain from exercising, in such manner as in its absolute discretion the Security Trustee shall think fit, all or any of the rights, powers, authorities discretions or remedies of Funding under or in relation to the Funding Charged Property or incidental to the ownership thereof and, in particular but without limiting the generality of the foregoing, exercise all rights to vote or to give any consent or notification or make any declaration in relation to such Funding Charged Property. For the avoidance of doubt, the Security Trustee shall not be required to have regard to the interests of Funding in the exercise or non-exercise of any such rights, powers, authorities, discretions and remedies or to comply with any direction given by Funding in relation thereto; and

     (c) demand, sue for and take any advice or institute any proceedings to recover or obtain payment of any amounts which may then be due and payable to Funding but which remains unpaid under or in respect of the Funding Charged Property or any part thereof either in its own name or in the name of Funding.

3.12 NEW INTERCOMPANY LOANS: If Funding enters into a New Intercompany Loan Agreement, then:

     (a) as conditions precedent thereto, in addition to the relevant New Issuer acceding to the terms of this Funding Deed of Charge,

          (i) any other relevant creditors (as determined by the Security Trustee) shall accede to the terms of this Funding Deed of Charge by executing a Deed of Accession; and

          (ii) Funding shall provide confirmation to the parties to this Funding Deed of Charge that the Note Trustee in respect of the New Notes to be issued shall be the same legal entity as the existing Note Trustee at the time of the issuance of the New Notes; and

     (b) each other party to this Funding Deed of Charge agrees that it shall enter into the relevant Deed of Accession.

4.   RELEASE OF FUNDING CHARGED PROPERTY

4.1 RELEASE, REASSIGNMENT OR DISCHARGE: Upon the irrevocable and unconditional payment in full or discharge (or any combination of the foregoing) of all the Funding Secured Obligations and upon the Security Trustee being satisfied that Funding is under no further actual or contingent obligation under this Deed or any other Funding Transaction Document, the

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     Security Trustee shall at the request and cost of Funding release, reassign and/or discharge from the Security Interests (including the Jersey Security Interests) all the relevant Funding Charged Property to, or to the order of, Funding; provided that where any such release, re-assignment or discharge is made in whole or in part on the faith of any payment, security or other disposition which is avoided or which must be repaid on bankruptcy, liquidation or otherwise, the security constituted by or pursuant to this Funding Deed of Charge and the liability of Funding hereunder and thereunder shall continue as if there had been no such release, re-assignment or discharge.

4.2 DISPOSAL OF AUTHORISED INVESTMENTS: On the making at any time by the Cash Manager on behalf of Funding or the Security Trustee of a disposal of any Authorised Investment charged pursuant to this Funding Deed of Charge, the Security Trustee shall, if so requested by and at the sole cost and expense of Funding, but without the Security Trustee being responsible for any loss, costs, claims or liabilities whatsoever occasioned by so acting upon such request, release, reassign or discharge from the Security Interests constituted by or pursuant to this Funding Deed of Charge the relevant Authorised Investments, provided that in the case of a disposal of an Authorised Investment, the proceeds of such disposal are paid by Funding into the Funding Bank Account from which the monies to make such Authorised Investment were originally drawn, subject to and in accordance with the provisions of the this Funding Deed of Charge and the Funding Transaction Documents.

4.3 TRUST PROPERTY: On the repurchase by the Seller from the Mortgages Trustee of any Mortgage Loan together with its Related Security pursuant to and in accordance with the terms of the Mortgage Sale Agreement, such Mortgage Loan and its Related Security shall no longer form part of the Trust Property and shall automatically be released from any Security Interest created under or pursuant to this Deed in respect of the Funding Share of the Trust Property.

4.4 WITHDRAWALS FROM FUNDING BANK ACCOUNTS: Subject to and in accordance with this Funding Deed of Charge and the other Funding Transaction Documents, the Cash Manager, on behalf of the Funding and the Security Trustee, is permitted pursuant to Clause 6 (Restrictions on Exercise of Certain Rights) from time to time to withdraw amounts from the Funding Bank Accounts in order to apply such amounts in accordance with the relevant Funding Priority of Payments. Any amount so withdrawn shall be released from the Security Interests (including the Jersey Security Interests) created under or pursuant to this Funding Deed of Charge provided that such amount is applied in accordance with and subject to the relevant Funding Priority of Payments.

5.   DECLARATION OF TRUST

Each of the Funding Secured Creditors declares the Security Trustee as trustee of, and the Security Trustee hereby declares that it holds on trust for the Funding Secured Creditors (or, as the case may be, the relevant Funding Secured Creditor), upon and subject to the terms and conditions of this Funding Deed of Charge, all of the covenants, undertakings and representations made to the Security Trustee under this Funding Deed of Charge or any other Funding Transaction Document and all of the charges, assignments, security and Security Interests made or given to the Security Trustee or to be

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made or given to it for the purpose of securing the Funding Secured Obligations under or pursuant to this Funding Deed of Charge or any other Funding Transaction Document.

6.   RESTRICTIONS ON EXERCISE OF CERTAIN RIGHTS

6.1 FUNDING BANK ACCOUNTS: At all times prior to the release, reassignment or discharge of the Funding Security pursuant to Clause 4 (Release of Funding Charged Property):

     (a) (save as otherwise provided in the Funding Transaction Documents or unless the Security Trustee otherwise agrees in writing (and then only on such terms and in such manner as the Security Trustee may require)), Funding shall procure that:

          (i) any distribution of Mortgages Trustee Available Revenue Receipts to Funding and any distribution of Principal Receipts to Funding pursuant to the Mortgages Trust is deposited into the Funding GIC Account;

          (ii) all other income of Funding (if any) is deposited into the Funding GIC Account; and

          (iii) all Issuer Reserve Funds and Issuer Liquidity Reserve Funds (if any) held by Funding in respect of any New Issuer are deposited into the relevant Funding (Issuer) GIC Account established by Funding for such purpose; and

     (b) Funding shall not be entitled to withdraw or transfer from any Funding Bank Account any monies standing to the credit thereof or direct any payment to be made therefrom to any person without the Security Trustee's prior written consent.

6.2  PERMITTED WITHDRAWALS FROM FUNDING BANK ACCOUNTS; AUTHORISED INVESTMENTS:

     (a) Funding covenants with the Security Trustee that the amounts standing to the credit of the Funding Bank Accounts may only be withdrawn in accordance with this Clause 6.2 (Permitted Withdrawals from Funding Bank Accounts; Authorised Investments) or otherwise with the Security Trustee's prior written consent.

     (b) On any day during an Interest Period prior to the security becoming enforceable pursuant to Clause 7.2 (Enforceable), the Security Trustee hereby authorises the Cash Manager to transfer such monies from the Funding GIC Account to the Funding Transaction Account as are to be applied on such date to meet any amounts then due and payable by Funding to third parties in accordance with item (B) of the Funding Pre-Enforcement Revenue Priority of Payments and further authorises the Cash Manager to withdraw such amounts from the Funding Transaction Account on such date to apply such monies in making such payments on behalf of Funding. For the purpose of this paragraph (b), the remaining provisions of this Clause 6.2 (Permitted Withdrawals from Funding Bank Accounts; Authorised Investments), Clause 6.3 (Funding Pre-Enforcement Revenue Priority of Payments) and Clause 6.4 (Funding Pre-Enforcement Principal Priority of Payments), the Cash Manager shall be entitled to assume that the security is not enforceable pursuant to Clause 7.2 (Enforceable) unless it has received notice from Funding or the Security Trustee or is otherwise

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


          aware that the security has become so enforceable and shall not be liable to the Security Trustee, Funding or any other Funding Secured Creditor for making payments based on this assumption.

     (c) On each Payment Date prior to the security becoming enforceable pursuant to Clause 7.2 (Enforceable), the Security Trustee hereby authorises the Cash Manager to transfer:

          (i) from the Funding GIC Account and (subject as provided in paragraph (ii) below) each Funding (Issuer) GIC Account to the Funding Transaction Account (or, in the case of any such amounts which are to be used to fund or replenish any Issuer Reserve Fund or Issuer Liquidity Reserve Fund (if any) of any Issuer, to the relevant Funding (Issuer) GIC Account for such Issuer) such amounts of Funding Available Revenue Receipts as may be necessary on such date to be applied to meet Funding's payment obligations in accordance with the Funding Pre-Enforcement Revenue Priority of Payments (as the same may be amended or varied from time to time); and

          (ii) for so long as the relevant Funding (Issuer) Secured Obligations in respect of any Issuer are not paid or discharged in full, the Cash Manager shall only transfer funds from the relevant Funding (Issuer) GIC Account on any Payment Date to pay amounts due to such Issuer.

     (d) On each Payment Date, prior to the security becoming enforceable pursuant to Clause 7.2 (Enforceable), the Security Trustee hereby authorises the Cash Manager to transfer:

          (i) from the Funding GIC Account and (subject as provided in paragraph (ii) below) each Funding (Issuer) GIC Account to the Funding Transaction Account (or, in the case of any such amounts which are to be used to fund or replenish any Issuer Liquidity Reserve Fund (if any) of any Issuer, to the relevant Funding (Issuer) GIC Account for such Issuer) such amounts of Funding Available Principal Receipts as may be necessary on such date to be applied to meet Funding's payment obligations in accordance with the Funding Pre-Enforcement Principal Priority of Payments (as the same may be amended or varied from time to time); and

          (ii) for so long as the relevant Funding (Issuer) Secured Obligations in respect of any Issuer are not paid or discharged in full the Cash Manager shall only transfer funds from the relevant Funding (Issuer) GIC Account on any Payment Date to pay amounts due to such Issuer.

     (e) The Security Trustee hereby authorises the Cash Manager, prior to the security becoming enforceable pursuant to Clause 7.2 (Enforceable), to make withdrawals from the relevant Funding Bank Accounts for the purposes of acquiring Authorised Investments provided that all amounts received in respect of the Authorised


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

          Investments (including earnings thereon) shall be deposited into the relevant Funding Bank Account from which they were originally drawn.

6.3 FUNDING PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS: On each Payment prior to the security becoming enforceable pursuant to Clause 7.2 (Enforceable), the Security Trustee hereby authorises Funding or the Cash Manager in its place to withdraw Funding Available Revenue Receipts from the Funding Transaction Account and to apply such monies in accordance with the rules and the order of priority of the Funding Pre-Enforcement Revenue Priority of Payments.

6.4 FUNDING PRE-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS: On each Payment Date prior to the security becoming enforceable pursuant to Clause 7.2 (Enforceable), the Security Trustee hereby authorises Funding or the Cash Manager in its place to make withdrawals of Funding Available Principal Receipts standing to the credit of the Funding Transaction Account and to apply such monies to repay principal due and payable by Funding under each Intercompany Loan Agreement or otherwise in accordance with the rules and the order of priority of the Funding Pre-Enforcement Principal Priority of Payments.

6.5 AMENDMENT TO FUNDING PRIORITY OF PAYMENTS: If any New Intercompany Loans are made available by any New Issuer to Funding in accordance with the terms of the Funding Transaction Documents and any amendment to the Funding Priority of Payments is required as a result thereof, then, subject to the parties to this Funding Deed of Charge agreeing the necessary amendments to the priority of payments, the parties to this Funding Deed of Charge, together with such New Issuer and any person entering into a Deed of Accession shall set out the new Funding Priority of Payments accordingly in a schedule to that Deed of Accession. The new Funding Priority of Payments so amended shall supersede those set out in Schedule 3 (Funding Priority of Payments) to this Deed.

6.6 NO ENFORCEMENT AGAINST ISSUERS: Each party to this Funding Deed of Charge undertakes to the First Issuer and each of the Funding Secured Creditors (including the Security Trustee in its capacity as such under this Funding Deed of Charge) that it shall not:

     (a) take any steps or pursue any action whatsoever for the purpose of recovering any debts or amounts due or owing to it by any Issuer; or

     (b) take any steps or legal proceedings for the winding-up, dissolution or reorganisation of, or the institution of insolvency proceedings against, any Issuer or for the appointment of a receiver, administrator, liquidator or similar officer of any Issuer in respect of any or all of its revenues and assets.

6.7 NO ENFORCEMENT BY FUNDING SECURED CREDITORS AND LIMITED RECOURSE: Each of the Funding Secured Creditors (other than the Security Trustee and any Receiver) hereby agrees with Funding and the Security Trustee that:

     (a) only the Security Trustee may enforce the security created in favour of the Security Trustee by this Deed in accordance with the provisions hereof;

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


     (b) notwithstanding any other provision of this Funding Deed of Charge or any other Funding Transaction Document, no sum due or owing to any Funding Secured Creditor or to the Security Trustee (whether for itself or on behalf of the Funding Secured Creditors) from or by Funding under this Funding Deed of Charge or any other Funding Transaction Document shall be payable by Funding except to the extent that Funding has sufficient funds available or (following enforcement of the Funding Security) the Security Trustee has realised sufficient funds from the Funding Security to pay such sum subject to and in accordance with the relevant Funding Priority of Payments and provided that all liabilities of Funding required to be paid in priority thereto or pari passu therewith pursuant to such Funding Priority of Payments have been paid, discharged and/or otherwise provided for in full; and

     (c) it shall not take any steps for the purpose of recovering any of the Funding Secured Obligations (including, without limitation, by exercising any rights of set-off) or enforcing any rights arising out of the Funding Transaction Documents against Funding and it shall not take any steps or legal proceedings for the winding-up, dissolution or reorganisation of, or the institution of insolvency proceedings against, Funding or for the appointment of a receiver, administrator, liquidator or similar officer of Funding in respect of any or all of its revenues and assets

     PROVIDED THAT if the Security Trustee having become bound to do so subject to and in accordance with the terms of this Funding Deed of Charge and the Funding Transaction Documents, fails to serve an Intercompany Loan Enforcement Notice and/or, to take any steps or proceedings to enforce the security created hereunder within 30 days of becoming so bound and such failure is continuing, then (for so long as any Intercompany Loan is outstanding) the Note Trustee (or in the event of the failure of the Note Trustee) any Issuer or (if there are no Intercompany Loans outstanding) any other Funding Secured Creditor shall be entitled to take such steps and proceedings to enforce the security created under and in accordance with this Funding Deed of Charge as it shall deem necessary other than the presentation of a petition for the winding up, dissolution or reorganisation of, or the institution of insolvency proceedings against, Funding or the appointment of an administrator or liquidator of Funding.

6.8 ACKNOWLEDGEMENT OF SECURITY TRUSTEE: The Security Trustee hereby acknowledges and agrees that notwithstanding any other provision of this Funding Deed of Charge or any other Funding Transaction Document, no sum due or owing to any Funding Secured Creditor or to the Security Trustee (whether for itself or on behalf of the Funding Secured Creditors) from or by Funding under this Funding Deed of Charge or any other Funding Transaction Document shall be payable by Funding except to the extent that Funding has sufficient funds available or (following enforcement of the Funding Security) the Security Trustee has realised sufficient funds from the Funding Security to pay such sum subject to and in accordance with the relevant Funding Priority of Payments and provided that all liabilities of Funding required to be paid in priority thereto or pari passu therewith pursuant to such Funding Priority of Payments have been paid, discharged and/or otherwise provided for in full.

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


6.9 UTILISATION OF ISSUER RESERVES: Funding and the Cash Manager shall procure that, subject to and in accordance with the Funding Priority of Payments, amounts standing to the credit of the Issuer Reserve Fund Ledger or the Issuer Liquidity Reserve Ledger of any Issuer shall only be debited for the purpose of making payments falling due under the Intercompany Loan Agreement of such Issuer and then only for the purposes specified in (in the case of the First Issuer) Schedule 5 (Utilisation of Issuer Reserves) or, in the case of any New Issuer, Schedule I to the Deed of Accession.

7.   ENFORCEMENT

7.1 NOTIFICATION: The Security Trustee shall, if reasonably practicable, give prior notification to the Seller, and the Cash Manager and each Funding Secured Creditor of the Security Trustee's intention to enforce the security created by this Funding Deed of Charge. However, the failure of the Security Trustee to provide such notification shall not in any way prejudice the ability of the Security Trustee to enforce the security created by this Funding Deed of Charge.

7.2  ENFORCEABLE:

     (a) Without prejudice to the provisions of Clause 9 (Receiver) the security created under or pursuant to this Funding Deed of Charge shall become immediately enforceable and the power of sale and other powers conferred by Section 101 of the 1925 Act, as varied or amended by this Funding Deed of Charge, shall be exercisable by the Security Trustee, in each case at any time:

          (i) upon the service on Funding by the Security Trustee of an Intercompany Loan Enforcement Notice; or

          (ii) if there are no Intercompany Loans outstanding, following a default in payment of any other Funding Secured Obligation on its due date or within any applicable grace period following such due date stated in the relevant Funding Transaction Document but subject always to any limited recourse provisions stated therein and to Clause 6.7 (No Enforcement by Funding Secured Creditors and Limited Recourse) hereof.

     (b) For the purposes of the Jersey Security Interests, upon the occurrence of any of the events specified in Clause 7.2 (a) (i) or (ii) (which shall constitute events of default for the purposes of the Jersey Security Interests in accordance with the Jersey Security Law) the Security Trustee shall have the right but not subject to Clause 7.5 (Mandatory Enforcement) the obligation to give notice (the "FUNDING JERSEY ENFORCEMENT NOTICE") to Funding in accordance with the Jersey Security Law and the power of sale of the Funding Jersey Secured Property shall become exercisable without the order of the Jersey court in accordance with the Jersey Security Law so that the Jersey Security Interests shall be enforceable in accordance with the provisions of the Jersey Security Law.

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


7.3  POWER OF SALE:

     (a) Notwithstanding any other provision of this Funding Deed of Charge, the Funding Secured Obligations shall be deemed to have become due and payable for the purposes of Section 101 of the 1925 Act and Article 8 of the Jersey Security Law, and (to the extent applicable) the statutory power of sale and of appointing a receiver and other powers which are conferred on mortgagees under the 1925 Act as varied or extended by this Funding Deed of Charge shall be deemed to arise immediately after execution of this Deed.

     (b) Section 103 of the 1925 Act shall not apply to this Deed and forthwith after the security has become enforceable in accordance with Clause
          7.2 (Enforceable) the statutory power of sale, as extended by this Funding Deed of Charge, and all other powers shall become immediately exercisable without notice to Funding and the provisions of the 1925 Act regulating the power of sale shall, so far as they relate to the Funding Charged Property, be varied and extended accordingly.

7.4 DISCRETIONARY ENFORCEMENT: Subject to the provisions of this Funding Deed of Charge, the Security Trustee may at any time, at its discretion and without notice, take such proceedings and/or other action as it may think fit against, or in relation to, Funding or any other party to any of the Funding Transaction Documents to enforce their obligations under any of the Funding Transaction Documents. Subject to the provisions of this Funding Deed of Charge, at any time after the security has become enforceable in accordance with Clause 7.2 (Enforceable), the Security Trustee may, at its discretion and without notice, take such steps as it may think fit to enforce the security created pursuant to this Funding Deed of Charge.

7.5 MANDATORY ENFORCEMENT: The Security Trustee shall not, and shall not be bound to, take any proceedings, actions or steps under or in connection with any of the Funding Transaction Documents (including, without limitation, any steps to enforce the security constituted by this Funding Deed of Charge) unless:

     (a) it shall have been directed to do so by the Note Trustee acting in accordance with the provisions of this Funding Deed of Charge; or

     (b) if there are no Intercompany Loans outstanding, it shall have been directed to do so by the Funding Secured Creditor which ranks highest in the Funding Post-Enforcement Priority of Payments; and

     (c) in either case, it shall have been indemnified to its satisfaction against all liabilities, actions, proceedings, claims, costs, charges, damages and expenses to which it may become liable or which may be incurred by it in connection therewith.

7.6 LAW OF PROPERTY ACT 1925: Subject in the case of the Funding Jersey Secured Property to the provisions of the Jersey Security Law, the provisions of the 1925 Act relating to the power of sale and the other powers conferred by Section 101(1) and (2) are hereby extended in relation to Funding as if such extensions were contained in the 1925 Act such that at any time after the security constituted by this Funding Deed of Charge has become enforceable in accordance with Clause 7.2 (Enforceable) above, the Security Trustee may in its absolute discretion:

     (a) make demand in the name of the Funding Secured Creditors or in its own right for any monies and liabilities in respect of the Funding Charged Property;

     (b) enforce any rights it may have in respect of the whole or any part of the Funding Charged Property in such manner and upon such terms as the Security Trustee shall think fit;

     (c) take possession of, get in and collect the Funding Charged Property and perfect the interests comprised therein;

     (d) subject as expressly provided in Clause 7.7 (Restriction on Disposal of Funding Charged Property), sell, transfer, convey, dispose of vary or otherwise deal with, and also to grant any option to purchase, and to effect exchanges of, the whole or any part of the Funding Charged Property or any interest therein in such manner, for such consideration (if any) and generally upon such terms (including by deferred payment or payment by instalments) as it may think fit and/or to concur in any of the foregoing (and nothing shall preclude any such disposal being made to a Funding Secured Creditor);

     (e) carry out any transaction, scheme or arrangement which the Security Trustee may, in its absolute discretion, consider appropriate with a view to or in connection with the sale of the Funding Charged Property;

     (f) do all or any of the things or exercise all or any of the powers, authorities and discretions conferred expressly or by implication on any Receiver under Clause 9.6 (Powers of the Receiver) or otherwise under this Funding Deed of Charge; and

     (g) exercise all or any of the powers conferred on mortgagees by the 1925 Act as varied or extended by this Funding Deed of Charge and any other rights and remedies that may be conferred by statute or common law or in equity on mortgagees or receivers.

7.7 RESTRICTION ON DISPOSAL OF FUNDING CHARGED PROPERTY: Notwithstanding the foregoing provisions of this Clause 7 (Enforcement), if the Funding Security has become enforceable otherwise than by reason of a default in payment of any amount due in respect of any Intercompany Loan which would be utilised to fund the payment of any amount due on the Class A Notes of any Issuer, the Security Trustee will not be entitled to dispose of all or part of the Funding Charged Property unless either:

     (a) a sufficient amount would be realised to allow a full and immediate discharge of such amount under each Intercompany Loan as would be sufficient to fund the payment in full of all amounts owing in respect of the Class A Notes of each Issuer and all prior ranking amounts due by Funding in accordance with the relevant Funding Priority of Payments; or

     (b) the Security Trustee is of the opinion, which shall be binding on the Funding Secured Creditors, reached after considering at any time and from time to time the advice of any financial or such other professional advisers selected by the Security Trustee for the purpose of giving such advice that the cashflow prospectively receivable by Funding will not, or that there is a significant risk that it will not, be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of Funding, to discharge in full in due course such amount under each Intercompany Loan as would be sufficient to fund the payment in full of all amounts owing in respect of the Class A Notes of each Issuer and all prior ranking amounts due by Funding. The fees and expenses of the aforementioned financial adviser or such other professional adviser selected by the Security Trustee shall be paid by Funding; and

     (c) the Security Trustee shall not be bound to make the determination set out above unless it shall have been indemnified and/or secured to its satisfaction against all liabilities to which it may thereby become liable or which it may incur by so doing,

     PROVIDED THAT if the Security Trustee is unable to obtain the advice referred to in paragraph (b) above having made reasonable efforts to do so, this Clause 7.7 (Restriction on Disposal of Funding Charged Property) shall not apply.

7.8 AUTHORISED INVESTMENTS: Any monies which under the trusts of this Funding Deed of Charge ought to or may be invested by the Security Trustee (or the Cash Manager on its behalf) after the security has become enforceable in accordance with Clause 7.2 (Enforceable) may be invested in the name or under the control of the Security Trustee in any Authorised Investments and the Security Trustee may at any time vary or transfer (or direct the Cash Manager to vary or transfer) any of such Authorised Investments for or into other such Authorised Investments as the Security Trustee in its absolute discretion may determine, and shall not be responsible (save where any loss results from the Security Trustee's fraud, wilful default or gross negligence or that of its officers or employees) for any loss occasioned by reason of any such investments whether by depreciation in value or otherwise, provided that such Authorised Investments were made in accordance with the foregoing provisions.

8.   UPON ENFORCEMENT

8.1 SERVICE OF INTERCOMPANY LOAN ENFORCEMENT NOTICE: Subject to the provisions of the Funding Transaction Documents (including, without limitation, Clause
     14.10 (Acceleration) of the Intercompany Loan Terms and Conditions), in the event that an Intercompany Loan Enforcement Notice has been served (and not withdrawn) by the Security Trustee on Funding, the Security Trustee shall as soon as practicable serve a copy of that Intercompany Loan Enforcement Notice on the Funding Secured Creditors.

8.2 CRYSTALLISATION: From and including the date when the Security Trustee serves an Intercompany Loan Enforcement Notice (which has not been withdrawn) on Funding:

     (a) notwithstanding any other provision hereof or of any other Funding Transaction Document, no amount may be withdrawn from the Funding Bank Accounts except with the prior written consent of the Security Trustee; and

     (b) (provided that the Mortgages Trustee and the Cash Manager have been notified of the service of an Intercompany Loan Enforcement Notice) no action whatsoever may be taken by the Mortgages Trustee in relation to or in respect of the Funding Charged Property without the prior written consent of the Security Trustee save for any action required to preserve or protect the Mortgages Trustee's right, title or interest therein; and

     (c) if not already crystallised, any charge created by this Funding Deed of Charge which is a floating charge shall crystallise.

8.3 FUNDING POST-ENFORCEMENT PRIORITY OF PAYMENTS: At any time after the security created under this Funding Deed of Charge has become enforceable in accordance with Clause 7.2 (Enforceable) and provided that the Intercompany Loan Enforcement Notice has not been withdrawn, all Funding Available Revenue Receipts, Funding Available Principal Receipts and all other monies paid to or received or recovered by or on behalf of Funding or the Security Trustee or any Receiver appointed on its behalf, including all proceeds following any sale, realisation or enforcement of the security created under this Funding Deed of Charge and all amounts not previously distributed and/or standing to the credit of any Funding Bank Account and all monies standing to the credit of the Funding Reserve Ledger (if any) shall (if not already received by the Security Trustee) be paid to and held by the Security Trustee on trust to apply the same (save to the extent required otherwise by applicable law) in accordance with the rules and the order of priority of the Funding Post-Enforcement Priority of Payments.

8.4  CERTIFICATION OF AMOUNTS:

     (a) The Security Trustee shall be entitled to rely on (and to accept as conclusive evidence save in the case of manifest error) a certificate from each Funding Secured Creditor as to the amounts owed to such Funding Secured Creditor under the Funding Transaction Documents. The Security Trustee shall not take into account for the purpose of the application of moneys in accordance with the Funding Post-Enforcement Priority of Payments any amounts of which it has not been notified by the intended recipient on or prior to the date in question.

     (b) Each Funding Secured Creditor will, at all times, promptly provide the Security Trustee and/or any Receiver on request with a certificate setting out detailed information as to the amount of the Funding Secured Obligations to which such Funding Secured Creditor is entitled and such other information as the Security Trustee and/or any Receiver may require to enable or facilitate the Security Trustee and/or any Receiver to perform its functions hereunder or under any of the Funding Transaction Documents, such certificate to be in a form required by the Security Trustee and/or any Receiver. In determining the respective entitlements of the Funding Secured Creditors hereunder, such certificates shall be binding on all of the Funding Secured Creditors.

8.5 RETENTION ACCOUNT: If the Security Trustee enforces the security created under this Funding Deed of Charge at a time when either no amounts or not all amounts owing in respect of the Funding Secured Obligations have become due and payable or any of the Funding Secured

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     Obligations are at such time contingent or future, the Security Trustee or a Receiver may, for so long as no such amounts or not all such amounts have become due and payable or any of the Funding Secured Obligations are at such time contingent or future, pay any monies referred to in Clause 8.3 (Funding Post-Enforcement Priority of Payments), as the case may be, into, and retain such monies in, an interest-bearing account (a "RETENTION ACCOUNT") to be held by it as security and applied by it in accordance with Clause 8.3 (Funding Post-Enforcement Priority of Payments) as and when any of the amounts referred to therein become due and payable.

8.6 SECURITY TRUSTEE RIGHTS UPON ENFORCEMENT: In addition to any other rights expressly provided herein, for the period commencing upon the service of an Intercompany Loan Enforcement Notice and terminating upon the notification to the Funding Secured Creditors by the Security Trustee that all Funding Secured Obligations have been satisfied in full:

     (a) (provided such Funding Secured Creditor has received a copy of, or other notice of the service on Funding of, any such Intercompany Loan Enforcement Notice) each Funding Secured Creditor agrees that it will pay to the Security Trustee or the Receiver, as the case may be, all monies received or recovered by such Funding Secured Creditor otherwise than in accordance with Clause 8.3 (Funding Post-Enforcement Priority of Payments (whether by way of set-off or otherwise) in order that such amounts may be applied by the Security Trustee in accordance with Clause 8.3 (Funding Post-Enforcement Priority of Payments);

     (b) save as otherwise expressly provided in this Funding Deed of Charge or as required by the Security Trustee, all payments under or arising from this Funding Deed of Charge and all amounts payable to Funding by any Funding Secured Creditor under any Funding Transaction Document shall be paid to the Security Trustee or to its order;

     (c) save as otherwise expressly provided in this Funding Deed of Charge, all rights or remedies provided for by this Funding Deed of Charge or available at law or in equity to the Funding Secured Creditors are exercisable by the Security Trustee;

     (d) save as otherwise expressly provided in this Funding Deed of Charge, all rights to compel performance of the Funding Transaction Documents are exercisable by the Security Trustee; and

     (e) all payments in respect of the Funding Secured Obligations shall operate in satisfaction pro tanto of Funding's covenants to the Funding Secured Creditors.

9.   RECEIVER

9.1 APPOINTMENT: At any time after the security constituted hereunder becomes enforceable, and whether or not the Security Trustee has taken possession of the Funding Charged Property, the Security Trustee may appoint, by writing or by deed, such person or persons (including an officer or officers of the Security Trustee) as the Security Trustee thinks fit to be a receiver, a receiver and manager or an administrative receiver of the Funding Charged Property or any

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


     part thereof (each a "RECEIVER") and, in the case of an appointment of more than one person, to act together or independently of the other or others.

9.2 REMOVAL AND REPLACEMENT: Except as otherwise required by statute, the Security Trustee may by writing or by deed remove a Receiver and appoint another in its place or to act with a Receiver and the Security Trustee may apply to the court for an order removing an administrative receiver.

9.3 EXTENSION OF APPOINTMENT: The exclusion of any part of the Funding Charged Property from the appointment of the Receiver shall not preclude the Security Trustee from subsequently extending its appointment (or that of the Receiver replacing it) to that part of the Funding Charged Property or appointing another Receiver over any other part of the Funding Charged Property.

9.4 AGENT OF FUNDING: The Receiver shall, so far as the law permits, be the agent of Funding and Funding alone shall be responsible for the Receiver's contracts, engagements, acts, omissions, misconduct, negligence or default and for liabilities incurred by it; and in no circumstances whatsoever shall the Security Trustee or any Funding Secured Creditor be in any way responsible for or incur any liability in connection with its contracts, engagements, acts, omissions, misconduct, negligence or default, and if a liquidator of Funding shall be appointed, the Receiver shall act as principal and not as agent for the Security Trustee. Notwithstanding the generality of the foregoing, such Receiver shall in the exercise of its powers, authorities and discretions conform to the regulations (if any) from time to time made and given by the Security Trustee.

9.5 REMUNERATION: Subject as provided otherwise by applicable law, the remuneration of the Receiver shall be fixed by the Security Trustee and may be or include a commission calculated by reference to the gross amount of all monies received or otherwise. Such remuneration and such commission) (if any) shall be payable hereunder by Funding alone subject always to Clause 8.3 (Funding Post-Enforcement Priority of Payments) and the amount of such remuneration shall form part of the Funding Secured Obligations and shall accordingly be secured on the Funding Charged Property under the security created by or pursuant to this Funding Deed of Charge.

9.6 POWERS OF THE RECEIVER: Subject in the case of the Funding Jersey Secured Property to the provisions of Jersey Security Law, the Receiver of Funding, in addition to any powers conferred on an administrative receiver, receiver, manager or receiver and manager by statute or common law, shall have the power to:

     (a)  take possession of, get in and collect the Funding Charged Property;

     (b) subject as expressly provided in Clause 7.7 (Restriction on Disposal of Funding Charged Property), sell, transfer, convey, license, release or otherwise dispose of vary or deal with, and also to grant any option to purchase, and to effect exchanges of, the whole or any part of Funding Charged Property or any interest therein and to grant or accept surrenders, disclaimers and variations in relation to or otherwise affecting the Funding Charged Property in each case in such manner, for such consideration (if any) and generally upon such terms (including by deferred payment or payment by instalments) as it may think fit and/or to concur in any of the foregoing (and nothing shall preclude any such disposal being made to a Funding Secured Creditor);

     (c) carry out any transaction, scheme or arrangement which the Security Trustee may, in its absolute discretion, consider appropriate with a view to or in connection with the sale of the Funding Charged Property;

     (d) insure the Funding Charged Property against such risks and for such amounts as the Security Trustee may consider prudent and to obtain bonds and performance guarantees;

     (e) otherwise protect, maintain or improve, the Funding Charged Property or any part thereof in any manner and for any purpose whatsoever as it shall think fit;

     (f) transfer all or any of the Funding Charged Property and/or any of the liabilities to any other company or body corporate, whether or not formed or acquired for the purpose (and whether or not a subsidiary or associated company of the Security Trustee or any other party to the Funding Transaction Documents) and to form a subsidiary or subsidiaries of Funding;

     (g) carry on and manage or concur in managing or appoint a manager of, the whole or any part of the business of Funding in such manner as it shall in its absolute discretion think fit including the power to enter into any contract and to perform, repudiate, rescind or vary any contract to which Funding is a party;

     (h) sell or concur in selling the whole or any part of Funding's business whether as a going concern or otherwise;

     (i) appoint, dismiss, engage or vary the terms of employment of any employees, managers, agents or advisers of Funding upon such terms as to remuneration and otherwise for such periods as it may in its absolute discretion think fit;

     (j) in connection with the exercise or proposed exercise of any of its powers or in order to obtain payment of its remuneration or reimbursement of its expenses (in each case, whether or not already due), to borrow or raise money from any person, without security or on the security of the Funding Charged Property (either in priority to the security constituted by this Funding Deed of Charge or otherwise) and generally in such manner and on such terms as it may think fit;

     (k) bring, defend, submit to arbitration, negotiate, compromise, enforce, abandon and settle actions, suits, claims and proceedings concerning or affecting the Funding Charged Property or the security created under or pursuant to this Funding Deed of Charge;

     (l) exercise any powers, discretions, voting, conversion or other rights or entitlements in relation to any of the Funding Charged Property or incidental to the ownership of or rights in or to any of the Funding Charged Property and to complete or effect any transaction entered into by Funding or disclaim, abandon or modify all or any of the outstanding contracts or arrangements of Funding relating to or affecting the Funding Charged Property;

     (m) generally carry out, or cause to be carried out any transaction or scheme or arrangement whatsoever, whether similar or not to any of the foregoing, in relation to the Funding Charged Property which it may consider expedient as effectual as if it were solely and absolutely entitled to the Funding Charged Property;

     (n) in connection with the exercise of any of its powers, execute or do, or cause or authorise to be executed or done, on behalf of or in the name of Funding or otherwise, as it may think fit, all documents, acts or things, acts or things which it may consider appropriate;

     (o) redeem, discharge or compromise any security whether or not having priority to the security created hereunder;

     (p) enter into covenants, guarantees, commitments, indemnities and other obligations or liabilities as it shall think fit;

     (q) pay and discharge out of the profits and income of the Funding Charged Property and the monies to be made by it carrying on any such business as aforesaid the expenses in and about the carrying on and management of such business or in the exercise of any of the powers conferred by Clause 9 (Receiver) or otherwise in respect of the Funding Charged Property and all outgoings which it shall think fit to pay and to apply the residue of the said profits, income or monies in the manner provided by Clause 8.3 (Funding Post-Enforcement Priority of Payments); and

     (r) exercise any other powers, rights and/or remedies that may be available at law or in equity including the powers referred to in
          Section 1 of the Insolvency Act 1986.

9.7 SECURITY: The Security Trustee may from time to time and at any time require any such Receiver to give security for the due performance of its duties and may fix the nature and amount of the security to be so given but the Security Trustee shall not be bound in any such case to require any such security.

9.8 APPLICATION BY RECEIVER: Save so far as otherwise directed by the Security Trustee, all monies from time to time received by such Receiver shall be paid over to the Security Trustee to be held by it on the trusts declared under this Funding Deed of Charge and to be distributed in accordance with Clause 8.3 (Funding Post-Enforcement Priority of Payments) and Schedule 3 (Funding Priority of Payments).

9.9 PAYMENT TO RECEIVER: The Security Trustee may pay over to such Receiver any monies constituting part of the Funding Charged Property to the intent that the same may be applied for the purposes of this Funding Deed of Charge by such Receiver and the Security Trustee may from time to time determine what funds the Receiver shall be at liberty to keep in hand with a view to the performance of its duties as such Receiver.

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


9.10 NO RESTRICTIONS: None of the restrictions imposed by the 1925 Act in relation to the appointment of receivers or the giving of notice or otherwise shall apply in relation to the Receiver.

9.11 PETITION FOR ADMINISTRATION: Upon receipt of notice of a petition to a court of competent jurisdiction for an administration order in relation to Funding or other order having substantially the same effect to be made on application by a creditor or creditors of Funding, the Security Trustee shall, subject to it being indemnified to its satisfaction, as soon as practicable appoint a Receiver in accordance with this Funding Deed or Charge (who shall, to the extent permitted by law, be an "administrative receiver" under Section 29 (2) of the Insolvency Act 1986) of the whole of the Funding Charged Property and the Security Trustee shall instruct the Receiver to attend at the hearing of the petition and take such steps as are necessary to prevent the appointment of an administrator. The Funding Secured Creditors shall co-operate and do all acts and enter into such further documents, deeds or agreements as the Security Trustee may deem necessary or desirable to ensure that an administration order is not made and that an administrative receiver is appointed.

10.  FURTHER ASSURANCE AND POWER OF ATTORNEY

10.1 FURTHER ASSURANCE: Funding covenants with and undertakes to the Security Trustee from time to time (notwithstanding that the security may not have become enforceable and the Security Trustee may not have served an Intercompany Loan Enforcement Notice) upon demand:

     (a) to execute, at Funding's cost, any document or do any act or thing which the Security Trustee or any Receiver may specify (including executing such Security Interests over its rights in and over the Funding Charged Property and any other assets of Funding in such form as the Security Trustee and/or any Receiver may require) with a view to:

          (i) registering, perfecting, protecting or improving any charge or security or Security Interest (including any Jersey Security Interest) created or intended to be created by or pursuant to this Funding Deed or Charge (including any act or document which may be required or desirable under the laws of any jurisdiction in which any property or assets may be located in order to confer on the Security Trustee security over such property and assets equivalent or similar to the security intended to be conferred by or pursuant to this Funding Deed of Charge) and in such form as the Security Trustee or the Receiver may specify; and/or

          (ii) facilitating the realisation of or enforcement of rights of, all or any part of the Funding Charged Property or the exercise, or proposed exercise, of any of the powers, duties or discretions vested or intended to be vested in the Security Trustee or such Receiver by or pursuant to this Funding Deed of Charge or doing any act or thing deemed necessary by the Security Trustee or the Receiver,

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

     (b) to give or join in giving or procuring the giving of any notices to any persons and obtain or procure that there is obtained any necessary acknowledgements in relation to such notices, all in such form as the Security Trustee or the Receiver may require and at the cost of Funding, and for the purpose of this Clause 10.1 a certificate in writing signed by the Security Trustee to the effect that any particular assurance or thing is required by it shall be conclusive evidence of that fact.

10.2 EXECUTION OF POWER OF ATTORNEY: Immediately upon execution of this Deed, Funding shall execute and deliver to the Security Trustee the Power of Attorney in or substantially in the form set out in Schedule 1.

10.3 FUNDING CHARGED PROPERTY ON TRUST: To the extent permitted to do so under the Funding Transaction Documents, for the purpose of giving effect to this Funding Deed of Charge, Funding hereby declares that, after service of an Intercompany Loan Enforcement Notice, it will hold all the Funding Charged Property (subject to the right of redemption) upon trust to convey, assign or otherwise deal with such Funding Charged Property in such manner and to such person as the Security Trustee shall direct pursuant to this Funding Deed of Charge, and declares that it shall be lawful for the Security Trustee to appoint a new trustee or trustees of the Funding Charged Property in place of Funding.

11.  CRYSTALLISATION

11.1 NOTICE: In addition and without prejudice to any other event resulting in a crystallisation of the floating charge created by this Funding Deed or Charge or any other right the Security Trustee may have, the Security Trustee may, by notice in writing to Funding, declare that the floating charge hereby created shall be converted into first specific fixed charges over such of the undertaking, property and assets of Funding as the Security Trustee may specify in such notice at any time if:

     (a)  a Potential Intercompany Loan Event of Default has occurred; or

     (b) it believes that the Funding Charged Property or any part thereof is in danger of being seized or sold under any form of distress, execution or diligence levied or is otherwise in jeopardy or;

     (c) it considers that it is desirable in order to protect the priority of the security created by this Funding Deed of Charge.

11.2 AUTOMATIC CRYSTALLISATION: In addition and without prejudice to any other event resulting in a crystallisation of the floating charge contained herein and without prejudice to any rule of law which may have a similar effect, the floating charge created under this Funding Deed of Charge shall automatically and without notice be converted with immediate effect into a fixed charge as regards:

     (a) all property, assets or undertaking of Funding, subject to the floating charge, upon:

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


          (i) the presentation of a petition for the compulsory winding-up of Funding;

          (ii) the convening of a meeting for the passing of a resolution for the voluntary winding-up of Funding;

          (iii) the presentation of a petition for the making of an administration order in relation to Funding;

          (iv) the presentation or making of an application for a warrant of execution, writ of fieri facias, garnishee order or charging order in respect of any of the assets of Funding subject to the floating charge;

          (v)  the occurrence of an Intercompany Loan Event of Default; and/or

     (b) any property, assets or undertaking of Funding, which become subject to an Encumbrance in favour of any person other than the Security Trustee or which is/are the subject of a sale, transfer or other disposition, in either case, contrary to the covenants and undertakings contained in the Funding Transaction Documents, immediately prior to such Encumbrance arising or such sale, transfer or other disposition being made.

12.  PROVISIONS RELATING TO THE SECURITY

12.1 CONTINUING SECURITY: The security created under or pursuant to this Funding Deed of Charge shall be:

     (a) in addition to and independent of and shall not operate so as to prejudice or affect or merge in any other security, right of recourse or other right whatsoever which may be held by any of the Funding Secured Creditors or the Security Trustee on their behalf in respect of the whole or any part of the Funding Secured Obligations and shall not be affected by any release, reassignment or discharge of such other security; and

     (b) a continuing security for the Funding Secured Obligations and shall remain in force as continuing security for the Funding Secured Creditors and shall not be considered as satisfied or discharged by any intermediate payment or settlement of the whole or any part of the Funding Secured Obligations or the existence at any time of a credit balance on any current or other account or any other matter or thing whatsoever.

12.2 CONSOLIDATION: Section 93 of the 1925 Act shall not apply in relation to any of the Security Interest contained in this Funding Deed of Charge.

12.3 RULING OFF: If the Security Trustee receives notice of any Encumbrance affecting the whole or any part of the Funding Charged Property or any security granted hereunder in contravention of the provisions hereof:

     (a) the Security Trustee may open a new account in the name of Funding and, if it does not, it shall nevertheless be deemed to have done so at the time it received such notice; and

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


     (b) all payments made by Funding to the Security Trustee after the Security Trustee receives such notice shall be credited or deemed to have been credited to the new account, and in no circumstances whatsoever shall operate to reduce the Funding Secured Obligations as at the time the Security Trustee received such notice.

12.4 AVOIDANCE OF PAYMENTS: Any settlement, discharge or release between (a) Funding and (b) the Security Trustee or any Receiver (the "RELEVANT PERSON(S)") shall be conditional upon no security or payment granted or made to the Relevant Person(s) by Funding or any other person being avoided or reduced by virtue of any provisions or enactments relating to bankruptcy, insolvency or liquidation for the time being in force and, in the event of such security or payment being so avoided or reduced, the Relevant Person(s) shall be entitled to recover the value or amount of such security or payment from Funding and from the security subsequently as if such settlement, discharge or release had not occurred.

12.5 RETENTION OF CHARGES: If the Security Trustee shall have reasonable grounds for believing that Funding may be insolvent or deemed to be insolvent pursuant to the provisions of the Insolvency Act 1986 (and production of a solvency certificate of a duly authorised officer of Funding shall be prima facie evidence of the solvency of Funding) as at the date of any payment made by Funding to the Security Trustee or otherwise in respect of the Funding Secured Obligations and that as a result, such payment may be capable of being avoided or clawed back, the Security Trustee shall be at liberty to retain the charges contained in or created pursuant to this Funding Deed of Charge until the expiry of a period of one month plus such statutory period within which any assurance, security, guarantee or payment can be avoided or invalidated after the payment and discharge in full of all Funding Secured Obligations notwithstanding any release, settlement, discharge or arrangement which may be given or made by the Security Trustee on, or as a consequence of, such payment or discharge of liability provided that, if at any time within such period, a petition shall be presented to a competent court for an order for the winding up or the making of an administration order in respect of Funding, or if Funding shall commence to be wound up or to go into administration or any analogous proceedings shall be commenced by or against Funding, as the case may be, the Security Trustee shall be at liberty to continue to retain such security for such further period as the Security Trustee may determine and such security shall be deemed to continue to have been held as security for the payment and discharge to the Security Trustee of all Funding Secured Obligations.

12.6 POSSESSION: Entry into possession of the Funding Charged Property or any part thereof shall not render the Security Trustee or any Receiver of Funding liable to account as mortgagee in possession for anything except actual receipts. If and whenever the Security Trustee or the Receiver enters into possession of the Funding Charged Property, it shall be entitled at any time to go out of such possession.

12.7 CHANGE OF NAME, ETC.: This Funding Deed of Charge shall remain valid and enforceable notwithstanding any change in the name, composition or constitution of the Security Trustee or Funding or any amalgamation, merger or consolidation by the Security Trustee or Funding, with any other corporation (whether, in the case of Funding, permitted under the Funding Transaction Documents or not).

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

13.  PROTECTION OF THIRD PARTIES

13.1 NO ENQUIRY: No purchaser from, or other person dealing with, the Security Trustee or a Receiver shall be concerned to enquire whether any of the powers exercised or purported to be exercised under this Funding Deed of Charge has arisen or become exercisable, whether the Funding Secured Obligations remain outstanding or have become payable, whether the Security Trustee or the Receiver is authorised to act or as to the propriety or validity of the exercise or purported exercise of any power; and the title and the position of such a purchaser or other person shall not be impeachable by reference to any of those matters and all the protection to purchasers contained in Sections 104 and 107 of the 1925 Act shall apply to any person purchasing from or dealing with the Security Trustee or any such Receiver.

13.2 RECEIPTS TO THIRD PARTIES: Upon any sale, calling in, collection, enforcement or other realisation of the Funding Charged Property in accordance with the terms hereof and upon any other dealing or transaction under or pursuant to this Funding Deed of Charge, the receipt of the Security Trustee or any Receiver shall be an absolute and a conclusive discharge to a purchaser or other person dealing with the Security Trustee or such Receiver and shall relieve it of any obligation to see to the application of any monies paid to or by the direction of the Security Trustee or such Receiver.

14.  SET-OFF

     The Security Trustee may at any time following the service of an Intercompany Loan Enforcement Notice without notice and notwithstanding any settlement of account or other matter whatsoever combine or consolidate all or any existing accounts of Funding whether in its own name or jointly with others and held by it or any Funding Secured Creditor and may set-off or transfer all or any part of any credit balance or any sum standing to the credit of any such account (whether or not the same is due to Funding from the Security Trustee or relevant Funding Secured Creditor and whether or not the credit balance and the account in debit or the Funding Secured Obligations are expressed in the same currency in which case the Security Trustee is hereby authorised to effect any necessary conversions at its prevailing rates of exchange) in or towards satisfaction of any of the Funding Secured Obligations (and on or at any time after the security created under this Funding Deed of Charge has become enforceable in accordance with Clause 7.2 (Enforceable) the Security Trustee may make such application notwithstanding any specified maturity of any deposits) but subject always to the Funding Priority of Payments and may in its absolute discretion estimate the amount of any liability of Funding which is contingent or unascertained and thereafter set-off such estimated amount and no amount shall be payable by the Security Trustee to Funding unless and until all Funding Secured Obligations have been ascertained and fully repaid or discharged.

15.  REPRESENTATIONS AND COVENANTS

15.1 REPRESENTATIONS AND WARRANTIES:

     (a) Funding hereby represents to the Security Trustee that it is, as of the date hereof, the beneficial owner of all of the Funding Charged Property free and clear of all liens, claims, charges or Encumbrances except those specifically created by this Funding

          Deed of Charge, and undertakes that it will retain all rights associated with ownership of the Funding Charged Property free and clear of all liens, claims, charges, Encumbrances except those specifically created by this Funding Deed of Charge or any other Transaction Document.

     (b) Funding represents that it has taken all necessary steps to enable it to create the Security Interests in respect of the Funding Charged Property in accordance with this Funding Deed of Charge and has taken no action or steps which will or may prejudice its right, title and interest in, to and under the Funding Charged Property.

15.2 NEGATIVE COVENANTS: Funding hereby undertakes that, for so long as any Funding Secured Obligation remains outstanding, Funding shall not, save to the extent contemplated in or provided in the Funding Transaction Documents or unless it has obtained the prior written consent of the Security
     Trustee:

     (a) open or maintain any bank account or deposit account with any bank or any other financial institution other than the Funding Bank Accounts or close the Funding Bank Accounts other than in accordance with the Funding Transaction Documents provided that upon its entering into any New Intercompany Loan Agreement Funding shall be entitled to establish from time to time new Funding (Issuer) GIC Accounts;

     (b) either in a single transaction or in a series of transactions, whether related or not and whether voluntarily or involuntarily, sell, transfer, lease or otherwise dispose of or grant any option over all or any part of its assets, properties or undertakings or any interest, estate, right, title or benefit therein or agree or purport to do any of the foregoing, other than as provided for pursuant to the Funding Transaction Documents;

     (c) create or permit to subsist any Security Interest over or in respect of any of its assets (unless arising by operation of law) other than as provided pursuant to the Funding Transaction Documents provided that upon its entering into any New Intercompany Loan Agreement Funding shall be entitled to create the Security Interests contemplated under the Deed of Accession;

     (d) engage in any activities in the United States (directly or through agents), nor derive any income from United States sources as determined under United States income tax principles and will not hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under United States tax principles; or

     (e) consent to any amendment to, or agree to waive or authorise any breach of any provision of any of the Funding Transaction Documents without the prior written consent of the Security Trustee.

15.3 POSITIVE COVENANTS: Funding covenants and undertakes with the Security Trustee for the benefit of the Funding Secured Creditors that it shall:

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     (a)  file or procure the filing with the Registrar of Companies pursuant to
          Chapter I of Part XII of the Companies Act 1985 of duly completed
          Forms 395 together with an executed original of this Funding Deed of Charge and the required fee within 21 days after the date of this Funding Deed of Charge;

     (b) on the date hereof join with the Security Trustee in giving notice of the assignments by way of security and the security created under or pursuant to this Funding Deed of Charge to each of the Seller, the Administrator and each Collection Bank and any other party to any Funding Transaction Document not being a party to this Funding Deed of Charge and, for the purposes of the Jersey Security Interests, to any person not being a party to this Funding Deed of Charge from whom Funding would have been entitled to claim the collateral (but for the Jersey Security Interests), and on any date hereafter (to the extent only that such notice and acknowledgement is not given under or pursuant to this Funding Deed of Charge) join with the Security Trustee in giving notice of the assignments by way of security and the security created under this Funding Deed of Charge to any party to a Funding Transaction Document entered into by Funding after the date hereof and, for the purposes of the Jersey Security Interests, to any person from whom Funding would have been entitled to claim the collateral (but for the Jersey Security Interests), in each case in the form (or substantially in the form) set out in Schedule 4 (Form of Notice of Assignment);

     (c) cause to be prepared and certified by its auditors in respect of each Financial Year accounts in such form as will comply with relevant legal and accounting requirements for the time being;

     (d) at all times keep or procure the keeping of such books of account and records as may be necessary to comply with all applicable laws and so as to enable financial statements to be prepared and allow the Security Trustee and any person or persons appointed by the Security Trustee free access to such books of account and records at all reasonable times during normal business hours upon reasonable notice in writing, provided that such inspection shall only be for the purposes of carrying out its duties under this Funding Deed of Charge and any information so obtained shall only be used and passed on to any other person for the purpose of the Security Trustee carrying out its duties under this Funding Deed of Charge;

     (e) give notice in writing to the Security Trustee of the occurrence of any Intercompany Loan Event of Default, Potential Intercompany Loan Event of Default immediately upon becoming aware thereof and without waiting for the Security Trustee to take any further action;

     (f) give to the Security Trustee (i) within seven days after demand by the Security Trustee therefor and (ii) (without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each Financial Year and in any event not later than the date required by statute to file or publish (whichever is earlier) such audited accounts after the end of each such Financial Year a certificate signed by two directors of Funding to the effect that as at a date not more than seven days before delivering such certificate (the "CERTIFICATION DATE") there did not exist and had not existed since the certification date of the previous certificate (or in the case of the first such certificate the date hereof) any Intercompany Loan Event of Default or any Potential Intercompany Loan Event of Default (or if such then exists or existed specifying the same) and that during the period from and including the certification date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the certification date of such certificate Funding has complied with all its obligations contained in this Funding Deed of Charge and each of the other Funding Transaction Documents or (if such is not the case) specifying the respects in which it has not so complied;

     (g) at all times execute all such further documents and do all such further acts and things as may in the opinion of the Security Trustee be necessary at any time or times to give effect to the terms and conditions of this Funding Deed of Charge and the other Funding Transaction Documents;

     (h) at all times comply with the provisions of this Funding Deed of Charge and of any other Funding Transaction Document which are expressed to be binding on it and to observe and perform the same;

     (i) so far as permitted by applicable law, at all times give to the Security Trustee such information as it requires for the performance of its functions;

     (j) duly and promptly pay and discharge all Taxes imposed upon it or its assets unless such Taxes are, in the opinion of the Security Trustee, being contested in good faith by Funding;

     (k) in the event of termination of the Bank Account Agreement (or any Funding (Issuer) Bank Account Agreement), subject to and in accordance with the provisions of the Bank Account Agreement (or such other agreement) use its reasonable endeavours to enter into a replacement Bank Account Agreement (or replacement Funding (Issuer) Bank Account Agreement);

     (l) in the event of termination of the Cash Management Agreement, subject to and in accordance with the provisions of the Cash Management Agreement, use its reasonable endeavours to enter into a replacement Cash Management Agreement.

16.  TERMS OF APPOINTMENT

16.1 By way of supplement to the Trustee Act 1925 and the Trustee Act 2000 it is expressly declared as set out in the following provisions of this Clause 16 (Terms of Appointment).

16.2 RELIANCE ON INFORMATION:

     (a) The Security Trustee may in relation to this Funding Deed of Charge act on the opinion or advice of, or a certificate or any information obtained from, any lawyer, banker, valuer, surveyor, securities company, broker, auctioneer, accountant or other expert in the United Kingdom or elsewhere, whether obtained by the Security Trustee or any Receiver, and shall not be responsible for any loss occasioned by so acting.

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

          Any such opinion, advice, certificate or information may be sent or obtained by letter, facsimile reproduction or in any other form and the Security Trustee shall not be liable for acting in good faith on any opinion, advice, certificate or information purporting to be so conveyed although the same shall contain some error or shall not be authentic provided that such error or lack of authenticity is not manifest.

     (b) The Security Trustee may call for and shall be entitled to rely upon, unless any of its officers in charge of the administration of this Funding Deed of Charge shall have actual knowledge or express notice to the contrary, a certificate signed by two directors of Funding or a certificate of any other person in respect of every matter and circumstance for which a certificate is expressly provided for under this Funding Deed of Charge or the other Funding Transaction Documents and to call for and rely upon, unless any of its officers in charge of the administration of this Funding Deed of Charge shall have actual knowledge or express notice to the contrary, a certificate of Funding or any other person as to any other fact or matter prima facie within the knowledge of Funding or such person as sufficient evidence thereof and the Security Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be caused by it failing to do so.

     (c) The Security Trustee may call for and shall be entitled to rely, unless any of its officers in charge of the administration of this Funding Deed of Charge shall have actual knowledge or express notice to the contrary, upon any document provided to it by Funding, the Mortgages Trustee or the Cash Manager in respect of every matter and circumstance prima facie within the knowledge of Funding, the Mortgages Trustee or the Cash Manager and the Security Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be caused by it failing to do so.

     (d) The Security Trustee shall be entitled to act on any requests or instructions of the Note Trustee without further enquiry and to assume that any requests or instructions of the Note Trustee pursuant to this Funding Deed of Charge or any of the other Transaction Documents are
          (a) given in accordance with the provisions of this Funding Deed of Charge and (b) given, where appropriate, in accordance with the directions of the Noteholders of the relevant class, and the Security Trustee shall not be liable to any person for any action taken or omitted under or in connection with this Funding Deed of Charge in accordance with any such instructions or requests. The Security Trustee shall be entitled to act upon any notice, request or other communication of any party to this Funding Deed of Charge for the purposes of this Funding Deed of Charge or any of the Transaction Documents if such notice, request or other communication purports to be signed or sent by or on behalf of any authorised signatory of such party.

16.3 POWERS AND DUTIES:

     (a) The Security Trustee shall not have any responsibility for or have any duty to make any investigation in respect of or in any way be liable whatsoever for the nature, status, creditworthiness or solvency of Funding. Each Funding Secured Creditor shall be solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, affairs, status and nature of Funding and the Security Trustee shall not at any time have any responsibility for the same and each Funding Secured Creditor shall not rely on the Security Trustee in respect thereof.

     (b) The Security Trustee shall not be responsible for the scope or accuracy of any recitals, statements, warranty, representation or covenant of any party (other than the Security Trustee) contained herein or in any other Funding Transaction Document or any other document entered into in connection therewith and shall assume the accuracy and correctness thereof.

     (c) The Security Trustee shall (save as expressly otherwise provided herein or in the other Transaction Documents) as regards all trusts, powers, authorities and discretions vested in it by this Funding Deed of Charge, the other Transaction Documents or by operation of law, have absolute and uncontrolled discretion as to the exercise or non-exercise thereof and the Security Trustee shall not be responsible for any liability that may result from the exercise or non-exercise thereof but whenever the Security Trustee is under the provisions of this Funding Deed of Charge bound to act at the request or direction any party, the Security Trustee shall nevertheless not be so bound unless first indemnified and/or provided with security to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages, expenses and liabilities which it may incur by so doing.

     (d) The Security Trustee may accept without enquiry, requisition or objection such title as Funding may have to the Funding Charged Property or any part thereof from time to time and shall not be required to investigate or make any enquiry into or be liable for any defect or failure in the right or title of Funding to the Funding Charged Property or any part thereof from time to time whether or not any defect was known to the Security Trustee or might have been discovered upon examination, inquiry or investigation and whether or not capable of remedy.

     (e) The Security Trustee shall not be responsible for exercising the rights of any of the parties under the Transaction Documents or considering the basis upon which the approvals or consents are granted by any of the parties under the Transaction Documents.

     (f) The Security Trustee shall not be bound to give notice to any person of the execution of this Funding Deed of Charge nor shall it have any duty to make any investigation in respect of or in any way be liable whatsoever for the registration, filing, protection or perfection of any security constituted by this Funding Deed of Charge or the other Funding Transaction Documents relating to the Funding Charged Property or the priority of the security thereby and shall not be liable for any failure, omission or defect in perfecting, protecting, procuring the registration of or further assuring the

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

          security created or purported to be created by or pursuant to this Funding Deed of Charge or other documents entered into in connection herewith.

     (g) The Security Trustee shall not have any duty to make any investigation in respect of or in any way be liable whatsoever for the failure to call for delivery of documents of title to or require any transfers, legal mortgages, charges or other further assurances in relation to any of the assets the subject matter of this Funding Deed or Charge or any other document.

     (h) The Security Trustee shall be under no obligation to monitor or supervise and shall not have any duty to make any investigation in respect of or in any way be liable whatsoever for the performance or observance by Funding or any other person of the provisions of this Funding Deed of Charge or any other Funding Transaction Document and shall be entitled to assume that each person is properly performing and complying with its obligations.

     (i) The Security Trustee shall not have any responsibility for or have any duty to make any investigation in respect of or in any way be liable whatsoever for the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection with the Funding Charged Property.

     (j) The Security Trustee shall not be liable or responsible for any loss, cost, damage, expense or inconvenience which may result from anything done or omitted to be done by it under this Funding Deed of Charge or under any of the other Funding Transaction Documents save where the same arises as a result of the Security Trustee's fraud, wilful default or gross negligence.

     (k) The Security Trustee shall have no responsibility whatsoever to any Funding Secured Creditor as regards any deficiency which might arise because the Security Trustee is subject to any Tax in respect of the Funding Charged Property or any part thereof or any income therefrom or any proceeds thereof or is required by law to make any withholding or deduction from any payment to any Funding Secured Creditor.

     (l) The Security Trustee will not be responsible or liable for any inadequacy or unfitness of any Funding Charged Property as security or any decline in value or any loss realised upon any disposition of the Funding Charged Property.

     (m) The Security Trustee shall not be obliged to perfect the legal title to any mortgage in its name or any of the related security if, in its opinion, such perfection would or might result in the Security Trustee becoming liable to or incurring any obligation to Funding under a mortgage or any of the related security and/or in its opinion, there is or would be insufficient cash to discharge, in accordance with the provisions of this Funding Deed of Charge such liabilities or obligations as and when they arise.

     (n) Notwithstanding the generality of the above, the Security Trustee shall not be responsible for the execution, legality, effectiveness, adequacy, genuineness, validity, enforceability or suitability of any of the Transaction Documents or any of the documents relating to the Mortgage Loans or Mortgages or other documents entered into in connection therewith or any security or the priority thereof constituted or purported to be constituted thereby or pursuant thereto nor shall it be responsible or liable to any person because of any invalidity of any provisions of such documents or the unenforceability thereof, whether arising from statute, law or decision of any court and (without prejudice to the generality of the foregoing) the Security Trustee shall not have any responsibility for, or have any duty to make any investigation in respect of or in any way be liable whatsoever for:

          (i) the nature, status, creditworthiness or solvency of Funding or any other person or entity who has at any time provided any security or support whether by way of guarantee, charge or otherwise in respect of any advance made to Funding;

          (ii) the title, ownership, value, sufficiency or existence of any Mortgaged Property;

          (iii) the registration, filing, protection or perfection of any Mortgage Loans or Mortgages or the priority of the security created thereby whether in respect of any initial advance or any subsequent advance or any other sums or liabilities;

          (iv) the scope or accuracy of any representation, warranties or statements made by or on behalf of Funding in any application for any advance or in any mortgage or charge or any document entered into in connection therewith;

          (v) the performance or observance by Funding or any other person of any provisions of any Mortgage Loans or Mortgages or in any document entered into in connection therewith or the fulfilment or satisfaction of any conditions contained therein or relating thereto or as to the existence or occurrence at any time of any default, event of default or similar event contained therein or waiver or consent which has at any time been granted in relation to any of the foregoing;

          (vi) the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection with Mortgage Loans or Mortgages;

          (vii) the title of the Seller or the Mortgages Trustee to Mortgage Loans or Mortgages;

          (viii) the suitability, adequacy or sufficiency of any Lending Criteria and any arrears and enforcement procedures operated by the Seller or compliance therewith or compliance with any applicable criteria for any Further

               Advances or the legality or recoverability or enforceability thereof or the priority of the security in relation thereto;

          (ix) the compliance of the provisions and contents of and the manner and formalities applicable to the execution of the Mortgage Loans or Mortgages and any documents connected therewith or the making of any advance intended to be secured thereby, with the relevant mortgage indemnity policies and with any applicable laws or regulations (including without prejudice to the generality of the foregoing, the Consumer Credit Act 1974);

          (x) the failure by the Seller to obtain or comply with any licence, consent or other authority in connection with the origination, sale or purchase of any of the Mortgage Loans or Mortgages or the making of any advances in connection therewith or the failure to effect or procure registration of or to give notice to any person in relation to or otherwise protect the security created or purported to be created by or pursuant to any of the Mortgage Loans or Mortgages or other documents entered into in connection therewith;

          (xi) the failure to call for delivery of documents of title to or require any transfers, legal mortgages, charges or other further assurances in relation to any of the assets the subject matter of any of the Funding Transaction Documents or any other document;

          (xii) any accounts, books, records or files maintained by the Seller, the Administrator or any other person in respect of any of the Mortgage Loans or Mortgages; or

          (xiii) any other matter or thing relating to or in any way connected with any Mortgage Loans or Mortgages or any document entered into in connection therewith whether or not similar to the foregoing.

     (o) The Security Trustee shall not be responsible for, nor shall it have any liability with respect to, any loss or theft of the Funding Charged Property and, without prejudice to any provisions relating to insurance under the Funding Transaction Documents, the Security Trustee shall not be under any obligation to insure any of the Funding Charged Property or any deeds or documents of title or other evidence in respect of the Security or to require any other person to maintain such insurance and the Security Trustee shall not be responsible for any loss, expense or liability which may be suffered as a result of the lack of or inadequacy of such insurance.

     (p) The Security Trustee shall not be responsible for any liability occasioned to the Funding Charged Property however caused, whether by an act or omission of Funding or any other party to the Transaction Documents or any other person (including any bank, broker, depositary, warehouseman or other intermediary or any clearing system or operator thereof) or otherwise irrespective of whether the Funding Charged Property is held by or to the order of any such persons, unless such loss is caused by the fraud, wilful default or gross negligence of the Security Trustee.

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

     (q) The Security Trustee shall not be responsible for the receipt or application by Funding of the proceeds of any Intercompany Loan or any Start-up Loan.

     (r) The Security Trustee shall have full power to determine all questions and doubts arising in relation to any of the provisions of this Funding Deed of Charge and the other Funding Transaction Documents and every such determination, whether made upon a question actually raised or implied in the acts or proceedings of the Security Trustee, shall be conclusive and shall bind the Security Trustee and the Funding Secured Creditors.

     (s) The Security Trustee may determine whether or not a default in the performance by Funding of any obligation under the provisions of this Funding Deed of Charge or any other Funding Transaction Document is capable of remedy and/or whether the same is materially prejudicial to the interests of the Funding Secured Creditors or any of them and if the Security Trustee shall certify that any such default is, in its opinion, not capable of remedy and/or materially prejudicial to the interests of the Funding Secured Creditors or any of them, such certificate shall be conclusive and binding upon the Funding Secured Creditors.

     (t) The Security Trustee shall be entitled to assume for the purposes of exercising any power, trust, authority, duty or discretion under or in relation to these presents or any of the other Transaction Documents, that such exercise will not be materially prejudicial to the interests of the Noteholders if the Rating Agencies have confirmed in writing that the then current ratings of the Notes would not be adversely affected by such exercise.

     (u) Unless provided otherwise in any Transaction Document, where an Intercompany Loan Event of Default or a Completion Event refers to materiality or like terminology, any determination of materiality or like terminology or the absence thereof will be in the opinion of Funding as certified to the Security Trustee, which certificate shall be conclusive evidence of the occurrence of (or absence of) such circumstances.

     (v) The Security Trustee shall have no liability whatsoever for any loss, cost, damages or expenses directly or indirectly suffered or incurred by any person as a result of the delivery by the Security Trustee to Funding or any other party to the Transaction Documents of a certificate as to material prejudice or as to no material prejudice pursuant to the Conditions or any Transaction Document and any such certificate shall be binding on the Funding Secured Creditors.

     (w) The Security Trustee may, in the conduct of its trust business, instead of acting personally, employ and pay an agent, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Security Trustee (including the receipt and payment of monies). The Security Trustee shall not be responsible for any misconduct or omission on the part of any person appointed by it or be bound to supervise the proceedings or acts of any such persons and shall not be responsible for any loss, costs, liability or expenses incurred by any misconduct or default on the part of any such person, provided that the Security Trustee has exercised reasonable care in selecting any such agent.

     (x) Any trustee of this Funding Deed of Charge being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of this deed and the Funding Transaction Documents and also his charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with this Funding Deed of Charge and the Funding Transaction Documents, including matters which might or should have been attended to in person by a trustee not being a lawyer, accountant, broker or other professional person.

     (y) The Security Trustee may, in the execution of all or any of the trusts, powers, authorities and discretions vested in it by this Funding Deed of Charge or any of the other Funding Transaction Documents, act by responsible officers or a responsible officer for the time being of the Security Trustee. The Security Trustee may also, whenever it thinks expedient in the interests of the Funding Secured Creditors, whether by power of attorney or otherwise, delegate to any person or persons all or any of the trusts, rights, powers, duties, authorities and discretions vested in it by this Funding Deed of Charge or any of the other Funding Transaction Documents. Any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate) as the Security Trustee may think fit in the interests of the Funding Secured Creditors, provided that the Security Trustee shall have exercised reasonable care in the selection of such delegate and, where a power to sub-delegate has been given, shall oblige the delegate to exercise reasonable care in the selection of any sub-delegate. The Security Trustee shall not be bound to supervise the proceedings of, or be responsible for any loss, costs, liability or expenses incurred by any misconduct or default on the part of, such delegate or sub-delegate. The Security Trustee shall give prompt notice to Funding of the appointment of any delegate as aforesaid and shall procure that any delegate shall also give prompt notice of the appointment of any sub-delegate to Funding.

     (z) Where it is necessary or desirable for any purpose in connection with this Funding Deed of Charge to convert any sum from one currency to another it shall (unless otherwise provided by this Funding Deed of Charge or required by law) be converted at such rate or rates in accordance with such method and as at such date for the determination of such rate of exchange, as may be specified by the Security Trustee in its absolute discretion but having regard to current rates of exchange if available and the Security Trustee shall not be liable for any loss occasioned by the said conversion and any rate, method and date so specified shall be binding on Funding and the Funding Secured Creditors.

     (aa) Any consent given by the Security Trustee for the purposes of this Funding Deed of Charge or any of the other Transaction Documents may be given on such terms and

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


          subject to such conditions (if any) as the Security Trustee thinks fit and may be given retrospectively.

     (bb) The Security Trustee shall not be liable for any error of judgment made in good faith by any officer or employee of the Security Trustee assigned by the Security Trustee to administer its corporate trust matters unless the Security Trustee was grossly negligent in ascertaining the pertinent facts.

     (cc) The Security Trustee shall not (unless required by law or ordered to do so by a court of competent jurisdiction) be required to disclose to any Funding Secured Creditor or other person any information made available to the Security Trustee by Funding or any other person in connection with the trusts of this Funding Deed of Charge or the Funding Transaction Documents and no Funding Secured Creditor or other person shall be entitled to take any action to obtain from the Security Trustee any such information.

     (dd) Notwithstanding anything else in this Funding Deed of Charge or the other Funding Transaction Documents, the Security Trustee may refrain from doing anything which would or might in its opinion be contrary to any law of any jurisdiction or any directive or regulation of any governmental agency or which would or might otherwise render it liable to any person and may do anything which is, in its opinion, necessary to comply with any such law, directive or regulation.

     (ee) The powers conferred by this Funding Deed of Charge upon the Security Trustee or any Receiver shall be in addition to and not in substitution for any powers which may from time to time be conferred on the Security Trustee or any such Receiver by statute or under common law.

     (ff) The Security Trustee has no duties or responsibilities except those expressly set out in this Funding Deed of Charge or in the Funding Transaction Documents.

     (gg) The Security Trustee shall not be responsible for the maintenance of the rating of the Notes.

16.4 NO FINANCIAL LIABILITY: Notwithstanding anything else herein contained, the Security Trustee may refrain from taking any action or exercising any right, power, authority or discretion vested in it under this Funding Deed of Charge, any other Transaction Document, any Funding Charged Property or any other agreement relating to the transactions herein or therein contemplated until it has been indemnified and/or secured to its satisfaction against and all liabilities which might be brought, made or conferred against or suffered, incurred or sustained by it as a result. Notwithstanding any other provision of this Funding Deed of Charge or of any other Transaction Document, nothing shall require the Security Trustee to risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers or otherwise in connection with this Funding Deed of Charge or any other Funding Transaction Document (including, without limitation, forming any opinion or employing any legal, financial or other adviser), if it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not


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


     assured to it. Further, without prejudice to the right of indemnity by law given to trustees, Funding hereby covenants further, to reimburse, pay or discharge (on a full indemnity basis) on demand the Security Trustee and every attorney, receiver, manager, agent, delegate or other person appointed by it under this Funding Deed of Charge from and against all liabilities, losses, damages, costs, expenses, actions, proceedings, claims and demands (including without limitation legal fees and any applicable value added tax or similar tax) incurred by or made against it or him in the execution or purported execution of the trusts of this Funding Deed of Charge or of its or his powers or in respect of any matter or thing done or omitted in any way relating to this Funding Deed of Charge or any of the other Funding Transaction Documents except such as may arise from the gross negligence or wilful misconduct or fraud of any such indemnified person.

16.5     ASSUMPTION OF NO DEFAULT:

     (a) The Security Trustee shall not be bound to ascertain whether any Intercompany Loan Event of Default or Potential Intercompany Loan Event of Default has happened and, until it shall have actual knowledge or express notice to the contrary, the Security Trustee shall be entitled to assume that no such Intercompany Loan Event of Default or Potential Intercompany Loan Event of Default has happened and that Funding is observing and performing all the obligations on its part contained in each Intercompany Loan Agreement and no event has happened as a consequence of which any Intercompany Loan may become repayable.

     (b) The Security Trustee shall not be bound to ascertain whether any Completion Event or any failure by the Seller to comply with any of its obligations under the Mortgage Sale Agreement or any event which with the giving of notice or expiry of any grace period or certification as specified in respect of such Completion Event or Seller failure of its obligations would constitute the same has happened and, until it shall receive express notice to the contrary from any party to the Transaction Documents, the Security Trustee shall be entitled to assume that no such Completion Event or Seller failure of its obligations or such other event as described above has happened and that Funding, the Administrator or the Seller (as the case may be) is observing and performing all of their respective obligations contained in each of the Transaction Documents to which they are a party.

     (c) The Security Trustee shall not be bound to ascertain whether any material breach of any of the representations and warranties referred to in Clause 8 of the Mortgage Sale Agreement or any event which with the giving of notice or expiry of any grace period or certification as specified in such representation and warranties would constitute the same has happened and, until it shall receive express notice to the contrary from any party to the Transaction Documents, the Security Trustee shall be entitled to assume that no such breach or such other event as described above has happened and that the Seller is observing and performing its obligations contained in the Mortgage Sale Agreement.

     (d) The Security Trustee shall not be bound to ascertain whether any termination event under the Administration Agreement or any event which with the giving of notice or

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          expiry of any grace period or certification as specified in respect of such termination event would constitute the same has happened and, until it shall receive express notice to the contrary pursuant to Clause 19.5 of the Administration Agreement, the Security Trustee shall be entitled to assume that no such termination event under the Administration Agreement or such other event as described above has happened and that the Administrator is observing and performing all of its obligations contained in each of the Transaction Documents to which it is a party.

     (e) The Security Trustee shall not be bound to ascertain whether any Cash Manager Termination Event or any event which with the giving of notice or expiry of any grace period or certification as specified in such Cash Manager Termination Event would constitute the same has happened and, until it shall receive express notice to the contrary pursuant to Clause 12.4 of the Cash Management Agreement, the Security Trustee shall be entitled to assume that no such Cash Manager Termination Event or such other event as described above has happened and that the Cash Manager is observing and performing its obligations contained in the Cash Management Agreement.

     (f) The Security Trustee shall not be bound to ascertain whether any Termination Event under the Bank Account Agreement or the Funding (First Issuer) Bank Account Agreement or any event which with the giving of notice or expiry of any grace period or certification as specified in such Bank Account Agreement or such Funding (First Issuer) Bank Account Agreement, as applicable, would constitute the same has happened and, until it shall receive express notice to the contrary pursuant to Clause 8.3 of the Bank Account Agreement or the Funding (First Issuer) Bank Account Agreement, as applicable, the Security Trustee shall be entitled to assume that no such termination event under the Bank Account Agreement or the Funding (First Issuer) Bank Account Agreement or such other event as described above has happened and that the relevant Account Bank is observing and performing its obligations contained in the Bank Account Agreement or the Funding (First Issuer) Bank Account Agreement, as applicable.

     (g) The Security Trustee shall not be bound to ascertain whether any Flexible Mortgages Loans or part thereof is unenforceable and/or does not fall within the first ranking charge by way of legal mortgage over the relevant Mortgaged Property has happened and, until it shall receive express notice to the contrary from any party to the Transaction Documents, the Security Trustee shall be entitled to assume that no such event has happened.

16.6 COMMERCIAL TRANSACTIONS: The Security Trustee shall not, and no director, officer or employee of any corporation being a Security Trustee hereof shall by reason of the fiduciary position of the Security Trustee be in any way precluded from making any commercial contracts or entering into any commercial transactions with any party to the Funding Transaction Documents, whether directly or through any subsidiary or associated company, or from accepting the trusteeship of any other debenture stock, debentures or securities of any party to the Funding Transaction Documents, and without prejudice to the generality of these


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     provisions, it is expressly declared that such contracts and transactions include any contract or transaction in relation to the placing, underwriting, purchasing, subscribing for or dealing with or lending monies upon or making payments in respect of or any stock, shares, debenture stock, debentures or other securities of any party to the Funding Transaction Documents or any contract of banking or insurance of any party to the Funding Transaction Documents and neither the Security Trustee nor any such director, officer or employee shall be accountable to any Funding Secured Creditor or to any party to the Funding Transaction Documents for any profit, fees, commissions, interest, discounts or share of brokerage earned, arising or resulting from any such contracts or transactions, and the Security Trustee and any such director, officer or employee shall also be at liberty to retain the same without accounting therefor.

16.7 TRUSTEE LIABLE FOR NEGLIGENCE: None of the provisions of this Funding Deed of Charge shall, in any case in which the Security Trustee has failed to show the degree of care and diligence required of it as security trustee under this Funding Deed of Charge, having regard to the provisions of this Funding Deed of Charge conferring on the Security Trustee any powers, authorities or discretions, relieve or indemnify the Security Trustee against any liabilities which by virtue of any rule of law would otherwise attach to it in respect of any gross negligence, default, breach of duty or breach of trust of which it may be guilty in relation to its duties under this Funding Deed of Charge.

16.8 DELEGATION OF CERTAIN FUNCTIONS TO AUTHORISED THIRD PARTY: Without prejudice to the provisions of this Funding Deed of Charge, references to the Security Trustee taking action in connection with any duty of the Seller or Administrator under any Transaction Document shall be read subject to clause 25 and Schedule 4 of the Administration Agreement.

16.9 SECURITY TRUSTEE TO ACT ON NOTE TRUSTEE DIRECTION: Notwithstanding any other provision in any other Funding Transaction Document, the Funding Secured Creditors and Funding acknowledge that when exercising its opinion and/or when exercising the rights, benefits, power, trusts, authorities, directions and obligations expressed to be granted by this Funding Deed of Charge, the other Funding Transaction Documents or by operation of law, the Security Trustee shall (by virtue of the assignment by way of security by each Issuer of its right, title, interest and benefit in its related Intercompany Loan to the Note Trustee pursuant to an Issuer Deed of Charge) act only at the request or direction of the Note Trustee and shall not be responsible for any loss, costs, damages, expenses or inconveniences that may result from the exercise or non-exercise thereof PROVIDED THAT:

     (a) if there is a conflict in directions pursuant to the resolutions of holders of Notes issued by more than one Issuer, the Note Trustee shall have regard only to the directions of the Issuer or Issuers that has or have the highest ranking class of Notes outstanding (meaning the Class A Notes for so long as there are Class A Notes outstanding and thereafter the Class B Notes so long as there are no Class A Notes outstanding, and thereafter the Class C Notes so long as there are neither Class A Notes nor Class B Notes outstanding) (the "PRINCIPAL DIRECTIONS"); and

     (b) if there is any conflict between the Principal Directions, due to two Issuers having Notes of the same class as their highest ranking class, the Note Trustee shall have



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          regard only to the Principal Directions representing the greatest aggregate principal amount outstanding of the highest ranking class of Notes,

         AND PROVIDED FURTHER THAT

          (i) the Security Trustee shall not be bound to act unless it is first indemnified and/or secured to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages, expenses and liabilities which it may incur by so doing; and

          (ii) at any time when the Intercompany Loans have been repaid in full and/or there is no further claim outstanding under any Intercompany Loan Agreement, this Clause 16.9 (Security Trustee to act on Note Trustee's Discretion) shall no longer apply and the Security Trustee shall no longer be required to act at the request or direction of the Note Trustee but instead shall act at the request or direction of the Funding Secured Creditor which ranks next highest in the Funding Post-Enforcement Priority of Payments.

17.  MODIFICATION AND WAIVER

17.1 MODIFICATIONS TO TRANSACTION DOCUMENTS: Subject as expressly provided otherwise in any Transaction Document, the Security Trustee (at the direction of the Note Trustee) may from time to time and at any time without any consent or sanction of the Funding Secured Creditors concur with any person in making or sanctioning any modification or amendment:

     (a) to any of the Transaction Documents which in the opinion of the Security Trustee it may be expedient to make, provided that the Security Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Noteholders;

     (b) to any of the Transaction Documents which in the Security Trustee's opinion is made to correct a manifest error or is of a formal, minor or technical nature; or

     (c) to any of the Transaction Documents which it may be necessary to make or which are required by the Rating Agencies in respect of any New Issuer or any other person who has executed a Deed of Accession pursuant to Clause 3 (Funding Security) hereto or Clause 2.2 (New Intercompany Loan Agreement) of the Intercompany Loan Terms and Conditions.

     Any such modification or amendment shall be binding on Funding and the Funding Secured Creditors and, unless the Security Trustee otherwise agrees, notice thereof shall be given by Funding to the Funding Secured Creditors as soon as practicable thereafter. Each of the Funding Secured Creditors agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required to carry out and effect the intent and purpose of this Clause 17.1 (Modifications to Transaction Documents).

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17.2 AUTHORISATION OR WAIVER OF BREACH: Subject to Clause 14.10 (Acceleration)
     of the Intercompany Loan Terms and Conditions, the Security Trustee (at the direction of the Note Trustee) may, without the consent of the Funding Secured Creditors, without prejudice to its right in respect of any further or other breach, from time to time and at any time, but only if and in so far as in its opinion the interests of the Noteholders will not be materially prejudiced thereby authorise or waive, on such terms and conditions (if any) as shall seem expedient to it, any proposed or actual breach of any of the covenants or provisions contained in or arising pursuant to any of the Transaction Documents. Any such authorisation or waiver shall be binding on the Funding Secured Creditors and, unless the Security Trustee otherwise agrees, notice thereof shall be given by Funding to the Funding Secured Creditors as soon as practicable thereafter.

17.3 AMENDMENTS AND WAIVER: Except as expressly provided in the preceding provisions of this Clause 17 or any other provision of this Funding Deed of Charge, no amendment or waiver of any provision of this Funding Deed of Charge nor consent to any departure by any of the parties therefrom shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto. In the case of a waiver or consent, such waiver or consent shall be effective only in the specific instance and as against the party or parties giving it for the specific purpose for which it is given.

18.  REMUNERATION OF THE SECURITY TRUSTEE

18.1 REMUNERATION: Funding shall (subject as hereinafter provided) pay to the Security Trustee an annual fee of such amount as shall from time to time be agreed by Funding and the Security Trustee. Such remuneration shall be payable on Payment Dates subject to and in accordance with the Funding Pre-Enforcement Revenue Priority of Payments or, as the case may be, the Funding Post-Enforcement Priority of Payments. Such remuneration shall accrue from day to day and be payable up to and including the date when all of the Funding Secured Obligations have been paid or discharged and the Security Trustee has released, reassigned and/or discharged the Funding Charged Property as provided in Clause 4 (Release of Funding Charged Property).

18.2 ADDITIONAL REMUNERATION: In the event of the occurrence of an Intercompany Loan Event of Default or a Potential Intercompany Loan Event of Default or the Security Trustee giving an Intercompany Loan Enforcement Notice or the Security Trustee using its reasonable endeavours to appoint and maintain an Authorised Third Party or considering it expedient or necessary or being requested by Funding to undertake duties which the Security Trustee and Funding agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Security Trustee under this Funding Deed of Charge, Funding shall pay to the Security Trustee such additional remuneration as shall be agreed between them. In the event of the Security Trustee failing to agree upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Security Trustee under this Funding Deed of Charge, or upon such additional remuneration, then such matter shall be determined by a merchant bank (acting as an expert and not as an arbitrator) selected by the Security Trustee and approved by Funding or, failing such approval, nominated (on the application of the Security Trustee) by the President for the time being of the Law Society of

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

     England and Wales (the expense involved in such nomination and the fees of such merchant bank being payable by Funding) and the determination of any such merchant bank shall be final and binding upon the Security Trustee and Funding.

18.3 EXPENSES: Funding shall on written request, pay all other costs, charges and expenses (including legal and travelling expenses and the cost of using its reasonable endeavours to appoint and maintain an Authorised Third Party) (against production of invoices) which the Security Trustee or any persons appointed by it to whom any trust, power, authority or discretion may be delegated by it in relation to this Funding Deed of Charge may properly incur including but not limited to:

     (a) the negotiation, preparation and execution of, the exercise of its powers and the performance of its duties under this Funding Deed of Charge and any other Funding Transaction Documents to which the Security Trustee is a party;

     (b) the use of its reasonable endeavours to appoint and maintain an Authorised Third Party pursuant to Schedule 4 of the Administration Agreement;

     (c) the use of its reasonable endeavours to appoint a substitute Cash Manager pursuant to the Cash Management Agreement;

     (d) the use of its reasonable endeavours to appoint a substitute Administrator pursuant to the Administration Agreement;

     (e) the preservation or attempted preservation of any of the charges contained in or granted pursuant to this Funding Deed of Charge or any of the Funding Charged Property;

     (f) any other action taken by or on behalf of the Security Trustee with a view to the recovery of the Funding Secured Obligations or for enforcing the security constituted in this Funding Deed of Charge; and

     (g) legal and travelling expenses or documentary expenses paid by the Security Trustee in connection with the Funding Charged Property.

18.4 INDEMNITY: Funding shall indemnify the Security Trustee and any Receiver in respect of all proceedings, claims, actions, demands, losses, costs, charges, expenses and liabilities to which it (or any person appointed by it to whom any trust, power, authority or discretion may be delegated by it in the execution or purported execution of the trusts, powers, authorities or discretions vested in it by or pursuant to this Funding Deed of Charge and any of the other Funding Transaction Documents to which the Security Trustee is a party) may be or become liable or which may be properly incurred by it (or any such person as aforesaid) in the execution or purported execution of any of its trusts, powers, authorities and discretions hereunder or its functions under any such appointment or in respect of any other matter or thing done or omitted in any way relating to this Funding Deed of Charge and any of the other Funding Transaction Documents to which the Security Trustee is a party save where the same arises as a result of the fraud, gross negligence or wilful default by the Security Trustee or, as

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

     the case may be, such Receiver or any of their officers or employees or the breach by the Security Trustee of the terms of this Funding Deed of Charge.

18.5 STAMP DUTIES: Funding shall, to the extent permitted by applicable United Kingdom law, pay all stamp duties and other duties or taxes of a similar nature, including for the avoidance of doubt any duty levied under the Stamp Act 1891 as amended and supplemented, (if any) payable on or arising out of or in consequence of:

     (a) the creation of the security constituted by or pursuant to this Funding Deed of Charge; and

     (b) the execution and delivery of this Funding Deed of Charge and documents executed pursuant hereto and the other Funding Transaction Documents (except where the obligation to pay all stamp duties and other duties or taxes of a similar nature is expressed to be the obligation of a person other than Funding).

18.6 VAT: All sums payable by Funding under this Funding Deed of Charge are deemed to be exclusive of any amount in respect of VAT. If, pursuant to any provision of this Funding Deed of Charge, the Security Trustee or the Receiver of Funding makes any taxable or deemed taxable supply to Funding, then Funding shall pay to the Security Trustee or the Receiver of Funding (as the case may be) (in addition to the consideration for the supply) an amount equal to the VAT charged in respect of such taxable or deemed taxable supply against production of a valid VAT invoice.

18.7 INTEREST: Subject as provided in Clause 18.8 (Payment), all sums payable by Funding under this Clause 18 (Remuneration of the Security Trustee) shall be payable on demand or, in the case of any remuneration payable under Clause 18.1 (Remuneration) on the due date specified therein and shall carry interest at the rate per annum, which is one per cent. per annum above the base rate from time to time of the National Westminster Bank Plc from the date on which they were paid, charged or incurred by the Security Trustee or any Receiver or, in the case of remuneration, the due date for payment thereof, to the date of actual payment.

18.8 PAYMENT: Notwithstanding the other provisions of this Funding Deed of Charge, any amount owing by Funding pursuant to this Clause 18 (Remuneration of the Security Trustee) shall only be payable by Funding subject to and in accordance with the Funding Pre-Enforcement Revenue Priority of Payments or, as the case may be, the Funding Post-Enforcement Priority of Payments.

18.9 SURVIVAL: Unless otherwise specifically stated in any discharge of this Funding Deed of Charge, the provisions of this Clause 18 (Remuneration of the Security Trustee) shall continue in full force and effect notwithstanding such discharge.

18.10 JERSEY LAW WAIVERS:

     (a) Any right which at any time Funding has under the existing or future laws of Jersey whether by virtue of the droit de discussion or otherwise to require that recourse be had to the assets of any other person before any claim is enforced against Funding in

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     respect of the obligations hereby assumed by Funding is hereby abandoned and waived.

     (b) Funding undertakes that if at any time any person indemnified sues Funding in respect of any such obligations and the person in respect of whose obligations the indemnity is given is not sued also, Funding shall not claim that such person be made a party to the proceedings and Funding agrees to be bound by this indemnity whether or not it is made a party to legal proceedings for the recovery of the amount due or owing to the person indemnified, as aforesaid, by the person in respect of whose obligations the indemnity is given and whether the formalities required by any law of Jersey whether existing or future in regard to the rights or obligations of securities shall or shall not have been observed.

     (c) Any right which Funding may have under the existing or future laws of Jersey whether by virtue of the droit de division or otherwise to require that any liability under this indemnity be divided or apportioned with any other person or reduced in any manner whatsoever is hereby abandoned and waived.

19.  APPOINTMENT, REMOVAL AND RETIREMENT OF SECURITY TRUSTEE

19.1 POWER OF FUNDING: The power of appointing a new Security Trustee and removing the Security Trustee or any new Security Trustee shall be vested in Funding but such appointment or removal must be approved by the Note Trustee, after consultation with each of the Funding Secured Creditors (such approval not to be unreasonably withheld or delayed). A trust corporation may be appointed sole trustee hereof but subject thereto there shall be at least two trustees hereof, one at least of which shall be a trust corporation. Any appointment of a new Security Trustee and any retirement of an existing Security Trustee hereof shall as soon as practicable thereafter be notified by Funding to the Funding Secured Creditors.

19.2 U.S. INVESTMENT COMPANY ACT: Any new Security Trustee must (i) meet the requirements of section 26(a)(1) of the U.S. Investment Company Act of 1940; (ii) not be an affiliate (as defined in Rule 405 of the U.S. Securities Act of 1933, as amended) of any relevant Issuer or of any person involved in the organisation or operation of any relevant Issuer; (iii) not offer or provide credit or credit enhancement to any relevant Issuer; and
     (iv) execute an agreement or instrument concerning the Notes containing provisions to the effect set forth in section 26(a)(3) of the U.S. Investment Company Act of 1940.

19.3 POWERS OF SECURITY TRUSTEE TO APPOINT: Notwithstanding the provisions of Clause 19.1 (Power of Funding), the Security Trustee may (as attorney for Funding) upon giving prior notice to Funding but without the consent of Funding or the Funding Secured Creditors appoint any person established or resident in any jurisdiction (whether a trust corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Security
     Trustee:

     (a) if the Security Trustee considers such appointment to be in the interests of the Funding Secured Creditors; or

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

     (b) for the purposes of conforming to any legal requirement, restriction or condition in any jurisdiction in which any particular act or acts are to be performed or any Funding Charged Property is or is to be located; or

     (c) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction either of a judgment already obtained or of the provisions of this Funding Deed of Charge or any of the other Funding Transaction Documents to which the Security Trustee is a party or obligations arising pursuant thereto or of any of the security constituted by or pursuant to this Funding Deed of Charge.

     Funding hereby irrevocably appoints the Security Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of this Funding Deed of Charge and any other Funding Transaction Document to which the Security Trustee is a party) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Security Trustee by this Funding Deed of Charge or any of the other Funding Transaction Documents to which the Security Trustee is a party) and such duties and obligations as shall be conferred or imposed on it by the instrument of appointment. The Security Trustee shall have power in like manner to remove any such person. Such proper remuneration as the Security Trustee may pay to any such person, together with any attributable costs, charges and expenses incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of this Funding Deed of Charge be treated as costs, charges and expenses incurred by the Security Trustee.

19.4 MULTIPLE TRUSTEES: Whenever there shall be more than two trustees hereof, the majority of such trustees shall (provided such majority includes a trust corporation) be competent to execute and exercise all the trusts, powers, authorities and discretions vested by this Funding Deed of Charge and any of the other Funding Transaction Documents in the Security Trustee generally.

19.5 RETIREMENT OF SECURITY TRUSTEE: Subject as provided in Clause 19.6 (Retirement or Removal not Effective), any Security Trustee for the time being of this Funding Deed of Charge may retire at any time upon giving not less than three calendar months' prior notice in writing to Funding without assigning any reason therefor and without being responsible for any costs resulting from such retirement.

19.6 RETIREMENT OR REMOVAL NOT EFFECTIVE: The retirement or removal of any Security Trustee shall not become effective unless (1) there remains at least one trustee hereof being a trust corporation in office upon such retirement or removal and (2) there remains at least one trustee of each Issuer Trust Deed and Issuer Deed of Charge being the same trust corporation. Funding covenants that, in the event of a trustee (being a sole trustee or the only trust corporation) giving notice under Clause 19.5 (Retirement of Security Trustee) or being removed as referred to in Clause
     19.1 (Power of Funding) it shall use its best endeavours to procure a new Security Trustee of this Deed (being a trust corporation) to be appointed as soon as reasonably practicable thereafter (for the avoidance of doubt, in the same terms as this Funding Deed of Charge). If within 60 days of having given notice of its intention to retire, Funding has failed to appoint a replacement Security Trustee, the outgoing Security Trustee will be entitled to appoint its successor (provided that the Rating Agencies confirm that the

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

     then current ratings of the Notes shall not be either downgraded, reviewed or withdrawn as a result of such appointment).

19.7 SECURITY TRUSTEE AND NOTE TRUSTEE: If the Security Trustee retires or is removed in accordance with the provisions of this Clause 19 (Appointment, Removal and Retirement of Security Trustee) then the Note Trustee shall retire at the same time in accordance with the provisions of the First Issuer Trust Deed and each other Issuer Trust Deed. If the Note Trustee retires or is removed in accordance with the provisions of the First Issuer Trust Deed and each other Issuer Trust Deed, then the Security Trustee shall retire at the same time in accordance with the provisions of this Clause 19 (Appointment, Removal and Retirement of Security Trustee). In either case the successor Security Trustee and the successor Note Trustee shall be the same person or persons.

19.8 MERGER: Any corporation into which the Security Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Security Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Security Trustee, shall be the successor of the Security Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Clause, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

20.  MISCELLANEOUS PROVISIONS

20.1 EVIDENCE OF INDEBTEDNESS: In any action, proceedings or claim relating to this Funding Deed of Charge or the charges contained in this Funding Deed of Charge, a statement as to any amount due to any Funding Secured Creditor or of the Funding Secured Obligations or any part thereof or a statement of any amounts which have been notified to the Security Trustee as being amounts due to any Funding Secured Creditor which is certified as being correct by an officer of the Security Trustee or an officer of the relevant Funding Secured Creditor shall, save in the case of manifest error, be conclusive evidence that such amount is in fact due and payable.

20.2 LIABILITY: All the liabilities and obligations of Funding under or by virtue of this Funding Deed of Charge shall not be impaired by:

     (a) any failure of this Funding Deed of Charge to be legal, valid, binding and enforceable as regards Funding whether as a result of a lack of corporate powers or of directors' authority, defective execution or for any other reason whatsoever;

     (b)  any giving of time, forbearance, indulgence or waiver as regards
          Funding;

     (c)  a discharge or release of Funding; or

     (d) any other matter or event whatsoever whether similar to the foregoing or not which might have the effect of impairing all or any of its liabilities or obligations except proper and valid payment or discharge of all Funding Secured Obligations and amounts whatsoever which this Funding Deed of Charge provides are to be paid by

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

          Funding or an absolute discharge or release of Funding signed by the Funding Secured Creditors and the Security Trustee.

20.3 FUNDING SECURED CREDITORS: Each Funding Secured Creditor shall be bound by the provisions of this Funding Deed of Charge as if it contained covenants by each Funding Secured Creditor in favour of the Security Trustee and every other Funding Secured Creditor to observe and be bound by all the provisions of this Funding Deed expressed to apply to Funding Secured Creditors.

21.  RIGHTS CUMULATIVE

     The respective rights of the Security Trustee, the Note Trustee, the Funding Secured Creditors and any Receiver to this Funding Deed of Charge are cumulative and may be exercised as often as each considers appropriate and are in addition to their respective rights under the general law. No failure on the part of the Security Trustee, the Note Trustee, the Funding Secured Creditors or any Receiver to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies in this Deed are cumulative and not exclusive of any remedies provided by law.

22.  ASSIGNMENT

     None of the Funding Secured Creditors may assign, encumber or transfer all or any part of its rights or benefits and/or transfer its obligations under this Funding Deed of Charge without the prior written consent of the Security Trustee, save that each relevant Issuer may assign its rights under this Funding Deed of Charge without such consent to the Note Trustee under the First Issuer Deed of Charge or the relevant Issuer Deed of Charge applicable to such New Issuer, as the case may be.

23.  NON PETITION COVENANT; CORPORATE OBLIGATIONS

23.1 Each of the parties hereto hereby agrees that it shall not institute against Funding, the Mortgages Trustee or any Issuer any winding-up, administration, insolvency or similar proceedings in any jurisdiction for so long as any sum is outstanding under any Intercompany Loan Agreement of any Issuer or for two years plus one day since the last day on which any such sum was outstanding provided that the Security Trustee may prove or lodge a claim in the event of a liquidation initiated by any other person.

23.2 CORPORATE OBLIGATIONS: To the extent permitted by law, no recourse under any obligation, covenant, or agreement of any person contained in this Funding Deed of Charge shall be had against any shareholder, officer or director of such person as such, by the enforcement of any assessment or by any legal proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of each person expressed to be a party hereto and no personal liability shall attach to or be incurred by the shareholders, officers, agents or directors of such person as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such person contained in this Funding Deed of Charge, or implied therefrom, and that any and all personal liability for breaches by such person of any of such obligations, covenants or agreements, either under any applicable law or by statute or constitution, of every such shareholder, officer, agent or director is hereby expressly waived by each person expressed to be a party hereto as a condition of and consideration for the execution of this Funding Deed of Charge.

24.  NOTICES

     Any notices or other communication or document to be given or delivered pursuant to this Funding Deed of Charge to any of the parties hereto shall be sufficiently served if sent by prepaid first class post, by hand or by facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched or (where delivered by hand) on the day of delivery if delivered before 17.00 hours on a London Business Day or on the next London Business Day if delivered thereafter or (in the case of first class post) when it would be received in the ordinary course of the post and shall be sent:

     (a) in the case of Funding, to Granite Finance Funding Limited situated at 4th Floor, 35 New Bridge Street, Blackfriars, London EC4V 6BW (facsimile number 020 7332 6199) for the attention of The Company Secretary with a copy to Northern Rock plc, Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (facsimile number 0191 213 2203) for the attention of the Group Secretary;

     (b) in the case of the Security Trustee, to The Bank of New York situated at 48th Floor, One Canada Square, London E14 5AL attention Corporate Trust (Global Structured Finance) (facsimile number 020 7964 6399);

     (c) in the case of the Note Trustee, to The Bank of New York situated at 48th Floor, One Canada Square, London E14 5AL attention Corporate Trust (Global Structured Finance) (facsimile number 020 7964 6399);

     (d) in the case of the First Issuer, to Granite Mortgages 01-1 PLC situated at Fifth Floor, 100 Wood Street, London EC2V 7EX (facsimile number 020 7606 0643) for the attention of The Company Secretary with a copy to Northern Rock plc, Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (facsimile number 0191 213 2203) for the attention of the Group Secretary;

     (e) in the case of the Mortgages Trustee, to Granite Finance Trustees Limited situated at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands, (facsimile number 01534 609333) for the attention of The Company Secretary with a copy to Northern Rock plc, Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (facsimile number 0191 213 2203) for the attention of the Group Secretary;

     (f) in the case of the Cash Manager, to Northern Rock plc situated at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (facsimile number 0191 213 2203) for the attention of the Group Secretary;

     (g) in the case of the Account Bank, to Lloyds TSB Bank plc situated at City Office, Bailey Drive, Gillingham Business Park, Kent ME8 0LS (facsimile number 0207 775 3642) for the attention of Jason Eperon;

     (h) in the case of the Funding GIC Provider, to Lloyds TSB Bank plc situated at 25 Monument Street, London EC3R 8BQ (facsimile number 0207 623 2338) for the attention of Treasury Division (Graham Sparry);

     (i) in the case of the Start-Up Loan Provider, to Northern Rock plc situated at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (facsimile number 0191 213 2203) for the attention of the Group Secretary;

     (j) in the case of the Corporate Services Provider, to Mourant & Co. Capital (SPV) Limited situated at 4th Floor, 35 New Bridge Street, Blackfriars, London EC4V 6BW (facsimile number 020 7332 6199) for the attention of the Company Secretary;

     (k) in the case of Moody's, to Moody's Investor Services situated at 1st Floor, 2 Minster Court, Mincing Lane, London EC3R 7XB (facsimile number 020 7772 5400) for the attention of David Harrison, Asset Backed Finance;

     (l) in the case of S&P, to Standard & Poor's situated at Garden House, 18 Finsbury Circus, London EC2M 7NJ (facsimile number 020 7826 3598) for the attention of Heather Dyke; and

     (m) in the case of Fitch, to Fitch Ratings Limited situated at Eldon House, 2 Eldon Street, London EC2M 7UA (facsimile number:020 7417
          6262) for the attention of European Structured Finance Surveillance,

     or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by fifteen days prior written notice in accordance with the provisions of this Clause 24.

25.  THIRD PARTY RIGHTS

     A person who is not a party to this Deed may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999, but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

26.  EXECUTION IN COUNTERPARTS; SEVERABILITY

26.1 COUNTERPARTS: This Funding Deed of Charge may be executed in any number of counterparts (manually or by facsimile) and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

26.2 SEVERABILITY: Where any provision in or obligation under this Funding Deed of Charge shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations under this Funding Deed of Charge, or of such provision or obligation in any other jurisdiction, shall not be affected or impaired thereby.

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


27.  GOVERNING LAW AND SUBMISSION TO JURISDICTION

27.1 GOVERNING LAW: This Funding Deed of Charge is governed by, and shall be construed in accordance with, English law save that those parts of this Funding Deed of Charge concerned with the creation, subsistence or enforcement of the Jersey Security Interests shall be governed by and in accordance with Jersey law.

27.2 SUBMISSION TO JURISDICTION: Each of the parties hereto irrevocably agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Funding Deed of Charge and, for such purposes, irrevocably submits to the jurisdiction of such courts.

27.3 PROCESS AGENT: The Mortgages Trustee irrevocably and unconditionally appoints Mourant & Co. Capital (SPV) Limited at Fourth Floor, New Bridge Street, Blackfriars, London EC4V 6BW or otherwise at its registered office for the time being as its agent for service of process in England in respect of any proceedings in respect of this Funding Deed of Charge and undertakes that in the event of Mourant & Co. Capital (SPV) Limited ceasing so to act it will appoint another person with a registered office in London as its agent for service of process.

27.4 FORUM: Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

IN WITNESS of which this Funding Deed of Charge has been executed by the parties hereto as a deed which has been delivered on the date first appearing on page one.

                                   SCHEDULE 1

                       FORM OF SECURITY POWER OF ATTORNEY

THIS POWER OF ATTORNEY is made on 26 March 2001 by Granite Finance Funding Limited. (registered number 79308) a private limited liability company incorporated under the laws of Jersey whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands (the "PRINCIPAL").

WHEREAS

(1) By virtue of a Funding Deed of Charge dated 26 March 2001 between Granite Finance Funding Limited, Granite Mortgages 01-1 plc, the Security Trustee, the Mortgages Trustee, the Cash Manager, the Account Bank, the Funding GIC Provider, the Corporate Services Provider, the Start-Up Loan Provider (as amended and supplemented from time to time, the "FUNDING DEED OF CHARGE"), provision was made for the execution by the Principal of this Power of Attorney.

(2) Words and phrases in this Power of Attorney shall (save where expressed to the contrary) have the same meanings respectively as the words and phrases in the Funding Deed of Charge.

NOW THIS POWER OF ATTORNEY WITNESSETH

1. The Principal hereby irrevocably (within the meaning of Section 4 of the Powers of Attorney Act 1971) and by way of security for the payment and performance of the Funding Secured Obligations and the covenants, conditions, obligations and undertakings on the part of the Principal contained in the Funding Deed of Charge and the other Funding Transaction Documents to which the Principal is a party from time to time appoints The Bank of New York and any other person or persons for the time being the Security Trustee or Security Trustees of and under the Funding Deed of Charge (the "ATTORNEY") and each and every person to whom the Security Trustee shall from time to time have delegated the exercise of the power of attorney conferred by this Power of Attorney (each a "DELEGATE") and any receiver including any administrative receiver and any manager (the "RECEIVER") and/or administrator (the "ADMINISTRATOR") appointed from time to time by the Attorney or on its behalf its true and lawful attorney for and in the Principal's name or otherwise jointly and severally to sign, seal, execute, deliver, perfect and do any assurance, act, matter or thing which the Attorney, Delegate, Receiver or Administrator considers in each case to be necessary for the protection or preservation of the Attorney's and the Funding Secured Creditors' interests and rights (as described in the Funding Deed of Charge) in and to the Funding Charged Property or which ought to be done by the Principal under the covenants, undertakings and provisions contained in the Funding Deed of Charge and the other Funding Transaction Documents to which the Principal is a party from time to time and generally to in its name and on its behalf to exercise all or any of the powers, authorities or discretions conferred by or pursuant to the Funding Deed of Charge on the Security Trustee and/or any Receiver whether on or at any time after the security has become enforceable in accordance with Claus 7.2 (Enforceable) of the Funding Deed of Charge or in any other circumstances

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

     where the Attorney has become entitled to take any of the steps referred to in the Funding Deed of Charge including (without limitation) any or all of the following:

     (a) to do every act or thing which the Attorney, Delegate, Receiver or Administrator may deem to be necessary, proper or expedient for getting in any of the Funding Charged Property and/or fully and effectively vesting, transferring or assigning the Funding Charged Property or any part thereof and/or the Principal's estate, right, title, benefit and/or interest therein or thereto in or to the Attorney and its successors in title or other person or persons entitled to the benefit thereof or for carrying into effect any other dealing with the Funding Charged Property whatsoever permitted under the Funding Deed of Charge in the same manner and as fully and effectively as the Principal could have done;

     (b) the power by writing under its hand by an officer of the Attorney (including every Receiver appointed under the Funding Deed of Charge) from time to time to appoint a substitute attorney (each a "SUBSTITUTE") who shall have power to act on behalf of the Principal as if that Substitute shall have been originally appointed Attorney by this Power of Attorney and/or to revoke any such appointment at any time without assigning any reason therefor.

2. In favour of the Attorney, any Delegate, any Receiver and/or Administrator and/or Substitute, or a person dealing with any of them and the successors and assigns of such a person, all acts properly done and documents executed or signed by the Attorney, a Delegate, a Receiver, an Administrator or a Substitute in the purported exercise of any power conferred by this Power of Attorney shall for all purposes be valid and binding on the Principal and its successors and assigns.

3. The Principal irrevocably and unconditionally undertakes to indemnify the Attorney and each Delegate, Receiver and/or Administrator and/or Substitute appointed from time to time by the Attorney and their respective estates (each an "INDEMNIFIED PARTY") against all actions, proceedings, claims, costs, expenses and liabilities of every description arising from the exercise, or the purported exercise, of any of the powers conferred by this Power of Attorney, save where the same arises as the result of the fraud, negligence or wilful default of the relevant Indemnified Party or its officers or employees.

4. The provisions of Clause 3 (Funding Security) shall continue in force after the revocation or termination, howsoever arising, of this Power of Attorney.

5. The laws of England and Wales shall apply to this Power of Attorney and the interpretation thereof and to all acts of the Attorney and each Delegate, Receiver and/or Administrator and/or Substitute carried out or purported to be carried out under the terms hereof except that in relation to any action taken by the Attorney, each Delegate, Receiver and/or Administrator in respect of the Jersey Security Interests or the Jersey Secured Property, the laws of Jersey law shall apply.

6. The Principal hereby agrees at all times hereafter to ratify and confirm whatsoever the said Attorney or its attorney or attorneys or any Delegate, Receiver or Administrator or Substitute shall properly and lawfully do or cause to be done in and concerning the Funding Charged Property.

IN WITNESS whereof this Power of Attorney has been executed as a deed by the Principal the day and year first before written.

EXECUTED AS A DEED by                                                )
GRANITE FINANCE FUNDING LIMITED                                      )
acting by:                                                           )


---------------------------------
Director

Name:

Title:

---------------------------------
Director/Secretary

Name:

Title:

                                   SCHEDULE 2

                            FORM OF DEED OF ACCESSION

THIS DEED OF ACCESSION is made on [           ]

BETWEEN:

(1) GRANITE FINANCE FUNDING LIMITED. (registered number 79308) a private limited liability company incorporated under the laws of Jersey whose London branch is at 4th Floor, 25 New Bridge Street, Blackfriars, London EC4V 6BW ("FUNDING");

(2) THE BANK OF NEW YORK, a New York banking corporation whose London branch address is at One Canada Square, 48th Floor, London E14 5AL, United Kingdom, as security trustee (the "SECURITY TRUSTEE" which expression shall include such person and all other persons for the time being acting as the security trustee or security trustees pursuant to this Funding Deed of Charge);

(3) THE BANK OF NEW YORK, a New York banking corporation whose London branch address is at One Canada Square, 48th Floor, London E14 5AL, United Kingdom, as note trustee (the "NOTE TRUSTEE" which expression shall include such person and all other persons for the time being acting as the note trustee or note trustees pursuant to each Issuer Trust Deed and each Issuer Deed of Charge );

(4) GRANITE MORTGAGES 01-1 PLC (registered number 4129652) a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "FIRST ISSUER");

(5) GRANITE FINANCE TRUSTEES LIMITED (registered number 79309) a private limited liability company incorporated under the laws of Jersey whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8PX Channel Islands as trustee of the Mortgages Trust (the "MORTGAGES TRUSTEE");

(6) NORTHERN ROCK PLC (registered number 03273685) a public limited company incorporated under the laws of England and Wales whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL, in its capacity as cash manager under the Cash Management Agreement (the "CASH MANAGER", which expression shall include such person and all other persons for the time being acting as the cash manager or cash managers pursuant to the Cash Management Agreement);

(7) LLOYDS TSB BANK PLC, acting through its office at City Office, Bailey Drive, Gillingham Business Park, Kent ME8 0LS in its capacity as account bank under the Bank Account Agreement (the "ACCOUNT BANK", which expression shall include such person and all other persons for the time being acting as the account bank or account banks to Funding pursuant to the Bank Account Agreement) and acting through its office at 25 Monument Street, London EC3R 8BQ in its capacity as GIC provider to Funding pursuant to the Funding Guaranteed Investment Contract (the "FUNDING GIC PROVIDER", which expression shall include such person and all other persons for the time being acting as the GIC provider to

     Funding pursuant to the Funding Guaranteed Investment Contract and each Funding (Issuer) Guaranteed Investment Contract);

(10) MOURANT & CO. CAPITAL (SPV) LIMITED, a private limited company incorporated under the laws of Jersey whose registered office is 4th Floor, 35 New Bridge Street, London EC4V 6BW. (the "CORPORATE SERVICES PROVIDER" which expression shall include such person and all other persons for the time being acting as the corporate services provider or corporate services providers pursuant to the Corporate Services Agreement); and

(11) NORTHERN ROCK PLC (registered number 03273685) acting through its office at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL as start-up loan provider pursuant to the Start-Up Loan Agreement (the "START-UP LOAN PROVIDER", which expression shall include such person or all other persons for the time being acting as start-up loan provider pursuant to the Start-Up Loan Agreement).

(8)  [Any other additional secured creditor of Funding including any New
     Issuer.]

(9)  [             ] (the "NEW FUNDING SECURED CREDITOR").

NOW THIS DEED OF ACCESSION WITNESSES AS FOLLOWS

WHEREAS:

(A) [Pursuant to the terms of a [describe agreement] (the "AGREEMENT") dated [ ] made between Funding and the New Funding Secured Creditor, Funding has agreed to [describe nature of the obligations of Funding under the Agreement].

(B) This Deed is supplemental to a Deed of Charge dated 26 March 2001 between Granite Finance Funding Limited, Granite Mortgages 01-1 plc, the Security Trustee, the Mortgages Trustee, the Cash Manager, the Account Bank, the Funding GIC Provider, the Corporate Services Provider, the Start-Up Loan Provider (as amended and supplemented from time to time the "FUNDING DEED OF CHARGE"), pursuant to which Funding agreed to provide the Security Trustee with the benefit of the security described in the Funding Deed of Charge to secure Funding's obligations to the Funding Secured Creditors including the New Funding Secured Creditor.

(C) The terms of the Funding Deed of Charge permit Funding to secure its obligations to a New Funding Secured Creditor thereunder [and (where such New Funding Secured Creditor is a New Issuer) permit Funding to create certain Security Interests in favour of the Security Trustee for the benefit of such New Funding Secured Creditor.]

(D) The New Funding Secured Creditor has agreed to enter into this Deed of Accession (this "DEED") to accede to the provisions of the Funding Deed of Charge.

(E) The Funding Secured Creditors have agreed to enter into this Deed [and to agree consequential changes to the Funding Priority of Payments set out in
     PART I, PART II and PART III of SCHEDULE 3 of the Funding Deed of Charge as are required and any [other]

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

     amendment as may be required to give effect to this Deed] [and to acknowledge the Security Interests created hereunder].

1.   INTERPRETATION

     The Master Definitions Schedule signed for the purposes of identification by Brown and Wood and Clifford Chance Limited Liability Partnership on 26 March 2001 (as the same may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Master Definitions Schedule (as so amended, varied or supplemented) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Deed, including the recitals hereto and this Deed shall be construed in accordance with the interpretation provisions set out in Clause 2 (Interpretation and Construction) of the Master Definitions Schedule.

2.   REPRESENTATIONS AND WARRANTIES

2.1 The New Funding Secured Creditor hereby represents and warrants to the Security Trustee and each of the Funding Secured Creditors in respect of itself that as of the date of this Deed:

     (a) pursuant to the terms of the Agreement, Funding has agreed to pay to the New Funding Secured Creditor the amount (if any) [describe in relation to the Agreement]; and

     (b) the Agreement expressly provides that all amounts due from Funding thereunder are to be secured by or pursuant to the Funding Deed of Charge.

2.2 Funding hereby represents and warrants to the Security Trustee and each of the Funding Secured Creditors that as at the date of this Deed, the conditions to incurring further secured financial indebtedness set out in Clause 2.2 (New Intercompany Loan Agreements) of the Intercompany Loan Terms and Conditions are satisfied.

3.   ACCESSION

     In consideration of the New Funding Secured Creditor being accepted as a Funding Secured Creditor for the purposes of the Funding Deed of Charge by the parties thereto as from [date], the New Funding Secured Creditor:

     (a) confirms that as from [date], it intends to be a party to the Funding Deed of Charge as a Funding Secured Creditor;

     (b) undertakes to comply with and be bound by all of the provisions of the Master Definitions Schedule (as the same may be amended, varied or restated from time to time) and the Funding Deed of Charge in its capacity as a Funding Secured Creditor, as if it had been an original party thereto;

     (c) undertakes to perform comply with and be bound by all of the provisions of the Funding Deed of Charge in its capacity as a Funding Secured Creditor, as if it had

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


          been an original party thereto including, without limitation, Clause
          20.3 (Funding Secured Creditors) (including without limitation Clauses
          8.3 (Funding Post-Enforcement Priority of Payments), 8.6 (Security Trustee Rights upon Enforcement) and Clause 6 (Restrictions on Exercise of Certain Rights)); and

     (d) agrees that the Security Trustee shall be the Security Trustee of the Funding Deed of Charge for all Funding Secured Creditors upon and subject to the terms set out in the Funding Deed of Charge.

4.   [ACCOUNTS FOR ISSUERS(1)

     Funding, by way of first fixed security for the payment or discharge of that portion of the Funding Secured Obligations which represent the obligations and liabilities of Funding to the New Funding Secured Creditor under the Agreement (the "FUNDING ([INSERT RELEVANT ISSUER]) SECURED OBLIGATIONS"), subject to Clause 4 (Release of Funding Charged Property) of the Funding Deed of Charge, hereby:

     (a) assigns by way of security to the Security Trustee for the benefit of the New Funding Secured Creditor all of its right, title, benefit and interest, present and future, in, to and under:

     (i)  the [insert relevant Funding (Issuer) Bank Account Agreement]; and

     (ii) the [insert relevant Funding (Issuer) Guaranteed Investment Contract];

          including all rights to receive payment of any amounts which may become payable to Funding thereunder and all payments received by Funding thereunder including, without limitation, all rights to serve notices and/or make demands thereunder and/or to take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain relief in respect thereof and the proceeds of any of the foregoing, TO HOLD the same unto the Security Trustee absolutely;

     (b) assigns in favour of the Security Trustee for the benefit of the New Funding Secured Creditor all of its rights, title, benefit and interest, present and future, in and to all monies now or at any time hereafter standing to the credit of the [insert relevant Funding (Issuer) GIC Account] and the debts represented by them together with all rights and claims relating or attached thereto including, without limitation, the right to interest and the proceeds of any of the foregoing, TO HOLD the same unto the Security Trustee absolutely; and

     (c) charges to the Security Trustee for the benefit of the New Funding Secured Creditor all of its right, title, benefit and interest, present and future in, to and under any Authorised Investment purchased using monies standing to the credit of the [insert

-------------

(1) Include if New Funding Secured Creditor is a New Issuer


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

          relevant Funding (Issuer) GIC Account] and all rights in respect of or ancillary to such Authorised Investments, including the right to income and the proceeds of any of the foregoing, TO HOLD the same unto the Security Trustee absolutely.

5.   [TITLE GUARANTEE

     Each of the dispositions of or charges over property effected in or pursuant to Clause 4 (Accounts for Issuers) is made with full title guarantee.](2)

6.   [APPLICATION(3)

     Prior to and following enforcement of the Funding Security all amounts at any time held by Funding, the Cash Manager or the Security Trustee in respect of the security created under this Deed shall be held and/or applied by such person subject to and in accordance with the relevant provisions of the Funding Deed of Charge.]

7.   SCOPE OF THE FUNDING DEED OF CHARGE

     Funding, the New Funding Secured Creditor and the Funding Secured Creditors (including the Security Trustee) hereby agree that for the relevant purposes under the Funding Deed of Charge and the Master Definitions
     Schedule:

     (a)  the Agreement shall be treated as a Funding Transaction Document;
          [and]

     (b) [[insert relevant Funding (Issuer) Bank Account Agreement] shall be treated as a Funding Transaction Document;]

     (c) [[insert relevant Funding (Issuer) Bank Account Agreement] shall be treated as a Funding Transaction Document;]

     (d) [the property and assets of Funding expressed to be assigned by way of security or charged pursuant to this Deed of Accession shall constitute Funding Charged Property;][and]

     (e) the New Funding Secured Creditor shall be treated as a Funding Secured Creditor.

8.   NOTICES AND ACKNOWLEDGEMENTS

     (a) The execution of this Deed by the New Funding Secured Creditor shall constitute notice to such New Funding Secured Creditor of the assignments made by Funding pursuant to Clause 3 (Funding Security) of the Funding Deed of Charge. The execution of this Deed by each other Funding Secured Creditor shall constitute notice

----------

(2) as above

(3) Include if necessary
          to such Funding Secured Creditor of the assignments made by Funding pursuant to this Deed.

     (b) By its execution of this Deed, the New Funding Secured Creditor acknowledges that it has notice of and consents to the assignments, charges and Security Interests (including the Jersey Security Interests) made or granted by Funding pursuant to Clause 3 (Funding Security) of the Funding Deed of Charge and also acknowledges that as at the date hereof it has not received from any other person any notice of any assignment or charge of any of the property the subject of such Security Interests. By its execution of this Deed, each other Funding Secured Creditor acknowledges that it has notice of and consents to the assignments, charges and Security Interests made or granted by Funding pursuant to this Deed of Accession and also acknowledges that as at the date hereof it has not received from any other person any notice of any assignment or charge of any of the property the subject of such Security Interests.

     (c) Notwithstanding the assignments and charges granted pursuant to Clause 3 (Funding Security) of the Funding Deed of Charge or pursuant to this Deed of Accession, the parties hereto acknowledge that, subject as provided otherwise in the Funding Deed of Charge, each Funding Secured Creditor and each other party to any Funding Transaction Document may continue to make all payments becoming due to Funding under any Funding Transaction Document in the manner envisaged by such Funding Transaction Document until the receipt of written notice from the Security Trustee or any Receiver requiring payments to be made otherwise.

[9.  AMENDMENT TO THE FUNDING PRIORITY OF PAYMENTS

     The Funding Secured Creditors agree to amend and restate the Funding Priority of Payments set out in PART I and PART II of SCHEDULE 3 of the Funding Deed of Charge in accordance with APPENDIX 1 hereto.](4)

10.  NOTICES AND DEMANDS

     Any notice or communication under or in connection with this Deed, the Funding Deed of Charge shall be given in the manner and at the times set out in Clause 24 (Notices) of the Funding Deed of Charge to the addresses given in this Clause or at such other address as the recipient may have notified to the other parties hereto and/or thereto in writing.

     The address referred to in this Clause 10 for the New Funding Secured Creditor is:

     [           ]

------------

(4) Include if necessary

     For the attention of:      [            ]

     Telephone:                 [            ]
     Facsimile:                 [            ]

     or such other address and/or numbers as the New Funding Secured Creditor may notify to the parties to the Funding Deed of Charge in accordance with the provisions thereof.

11.  NON PETITION COVENANT

     Each of the parties hereto hereby agrees that it shall not institute against Funding, the Mortgages Trustee or any Issuer any winding-up, administration, insolvency or similar proceedings in any jurisdiction for so long as any sum is outstanding under any Intercompany Loan Agreement of any Issuer or for two years plus one day since the last day on which any such sum was outstanding provided that the Security Trustee may prove or lodge a claim in the event of a liquidation initiated by any other person.

12.  THIRD PARTY RIGHTS

     A person who is not a party to this Deed may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999, but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

13.  EXECUTION IN COUNTERPARTS

     This Deed may be executed in any number of counterparts (manually or by facsimile) and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

14.  CHOICE OF LAW

     This Deed of Accession is governed by and shall be construed in accordance with English law.

DULY EXECUTED AND DELIVERED AS A DEED by each of the parties hereto or on its behalf on the date appearing on page one.

NEW FUNDING SECURED CREDITOR

[EXECUTED AS A DEED by                                               )
[NEW FUNDING SECURED CREDITOR]                                       )
acting by:                                                           )

---------------------------------
Director

Name:

Title:

---------------------------------
Director/Secretary

Name:

Title:]
FUNDING

EXECUTED AS A DEED by                                                )
GRANITE FINANCE FUNDING LIMITED                                      )
acting by:                                                           )

---------------------------------
Director

Name:

Title:

---------------------------------
Director/Secretary

Name:

Title:

THE SECURITY TRUSTEE

EXECUTED AS A DEED for and                                           )
on behalf of                                                         )
THE BANK OF NEW YORK                                                 )
by:                                                                  )

---------------------------------
Authorised Signatory

Name:

Title:
THE NOTE TRUSTEE

EXECUTED AS A DEED for and                                           )
on behalf of                                                         )
THE BANK OF NEW YORK                                                 )
by:                                                                  )

---------------------------------
Authorised Signatory

Name:

Title:
EXECUTED AS A DEED by                                                )
GRANITE MORTGAGES 01-1 PLC                                           )
acting by:                                                           )

---------------------------------
Director

Name:

Title:

---------------------------------
Director/Secretary

Name:

Title:

THE MORTGAGES TRUSTEE

EXECUTED AS A DEED by                                                )
GRANITE FINANCE TRUSTEES LIMITED                                     )
acting by:                                                           )

---------------------------------
Director

Name:

Title:

---------------------------------
Director/Secretary

Name:

Title:
THE CASH MANAGER

EXECUTED under THE COMMON SEAL of                                    )
NORTHERN ROCK PLC                                                    )
affixed by order of the Board of Directors                           )
in the presence of:                                                  )

---------------------------------
Authorised Signatory

Name:

Title:

---------------------------------
Authorised Signatory

Name:

Title:

THE ACCOUNT BANK

EXECUTED AS A DEED by                                                )
LLOYDS TSB BANK PLC                                                  )
Acting by its attorney:                                              )

---------------------------------


in the presence of:

Name:

---------------------------------


Address:

---------------------------------

---------------------------------


Occupation:

---------------------------------
THE FUNDING GIC PROVIDER

EXECUTED AS A DEED by                                                )
LLOYDS TSB BANK PLC                                                  )
Acting by its attorney:                                              )

---------------------------------
in the presence of:

Name:

---------------------------------
Address:

---------------------------------

---------------------------------
Occupation:

---------------------------------

THE CORPORATE SERVICES PROVIDER

EXECUTED AS A DEED by                                                )
MOURANT & CO. CAPITAL (SPV)                                          )
LIMITED                                                              )
acting by:                                                           )

---------------------------------
Director

Name:

Title:

---------------------------------
Director/Secretary

Name:

Title:

THE START-UP LOAN PROVIDER

EXECUTED under THE COMMON SEAL of                                    )
NORTHERN ROCK PLC                                                    )
affixed by order of the Board of Directors                           )
in the presence of:                                                  )

---------------------------------
Authorised Signatory

Name:

Title:

---------------------------------
Authorised Signatory

Name:

Title:

                                   [SCHEDULE 1

                         UTILISATION OF ISSUER RESERVES]

                                    [APPENDIX

               AMENDED AND RESTATED FUNDING PRIORITY OF PAYMENTS]

                                   SCHEDULE 3

                          FUNDING PRIORITY OF PAYMENTS

                                     PART I

              FUNDING PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS

DISTRIBUTION OF FUNDING AVAILABLE REVENUE RECEIPTS PRIOR TO ENFORCEMENT OF THE FUNDING SECURITY

On each Payment Date or, in respect of amounts due to third parties by Funding under paragraph (B), when due, prior to enforcement of the Funding Security, the Cash Manager will, subject to the rules for application of Funding Available Revenue Receipts (set out below), apply Funding Available Revenue Receipts in the following order of priority (the "FUNDING PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS"):

(A) first, to pay amounts due to the Security Trustee (together with interest and (to the extent not already inclusive) VAT on those amounts) and to provide for any amounts due or to become due during the following Interest Period to the Security Trustee, under the Funding Deed of Charge or any other Transaction Document;

(B) second, to pay amounts due to any third party creditors of Funding (other than those referred to later in this order of priority of payments or in the Funding Pre-enforcement Principal Priority of Payments) of which the Cash Manager has notice prior to the relevant Payment Date, which amounts have been incurred without breach by Funding of the Transaction Documents to which it is a party (and for which payment has not been provided for elsewhere) and to provide for any such amounts expected to become due and payable by Funding during the following Interest Period and to pay or discharge any liability of Funding for corporation tax on any chargeable income or gain of Funding;

(C) third, towards payment of amounts due to the Cash Manager under the Cash Management Agreement (together with (to the extent not already inclusive) VAT on those amounts);

(D) fourth, in no order of priority between them but in proportion to the respective amounts due, towards payment of amounts, if any, due to the Account Bank under the terms of the Bank Account Agreement and to the Corporate Services Provider under the Corporate Services Agreement;

(E) fifth, to pay to each Issuer an amount up to its Issuer Allocable Revenue Receipts in respect of interest and fees due on that Issuer's Intercompany Loan but not exceeding the aggregate amount of, and to be applied in the amounts and priorities set forth in, the Issuer Pre-Liquidity Payments for that Issuer.

(F) sixth, to pay such amount for each Issuer up to its Issuer Allocable Revenue Receipts as is necessary to replenish the Issuer Liquidity Reserve Fund, if any, established in respect of that Issuer up to the Issuer Liquidity Reserve Required Amount (to the extent that monies have been drawn from the Issuer Liquidity Reserve Fund to pay interest and fees due under the relevant intercompany loan);

(G) seventh, to pay to each Issuer an amount up to its Issuer Allocable Revenue Receipts in respect of interest and fees due on that issuer's Intercompany Loan but not exceeding the aggregate amount of, and to be applied in the amounts and priorities set forth in, the Issuer Post-Liquidity Payments for that Issuer;

(H) eighth, to pay such amount for each Issuer up to its Issuer Allocable Revenue Receipts as is necessary to replenish the Issuer Reserve Fund established in respect of that Issuer up to the Issuer Reserve Required Amount;

(I) ninth, from Issuer Allocable Revenue Receipts, to credit the Funding Reserve Ledger in an amount up to the Funding Reserve Required Amount;

(J) tenth, to pay to each Issuer an amount up to its Issuer Allocable Revenue Receipts in respect of interest and fees due on that issuer's Intercompany Loan but not exceeding the aggregate amount of, and to be applied in the amounts and priorities set forth in, the Issuer Post-Reserve Payments for that Issuer;

(K) eleventh, from Issuer Allocable Revenue Receipts, towards payment of interest and principal amounts due to the Start-Up Loan Provider under the Start-up Loan Agreement;

(L) twelfth, to pay to each Issuer an amount up to its Issuer Allocable Revenue Receipts in respect of interest and fees and any other amount (if any) due on that Issuer's Intercompany Loan but not exceeding the aggregate amount of, and to be applied in the amounts and priorities set forth in, the Issuer Post Start-Up Payments for that Issuer;

(M) thirteenth, to apply all Shared Issuer Revenue Receipts in the priorities set forth in items (E) through (L) above;

(N) fourteenth, towards payment to Funding of an amount equal to 0.01% per annum of the Funding Available Revenue Receipts, which amount will be retained by Funding as profit;

(0) fifteenth, towards payment of any Deferred Contribution due to the Mortgages Trustee pursuant to the terms of the Mortgages Trust Deed; and

(P) last, towards payment to the shareholders of Funding of any dividend declared by Funding.

PROVIDED THAT no amount will be applied in replenishing any of the reserve funds held by Funding in respect of an issuer under paragraphs (F) and/or (H) above following an enforcement of the Issuer Security relating to that Issuer.

RULES FOR APPLICATION OF FUNDING AVAILABLE REVENUE RECEIPTS

(1) Subject as provided in paragraphs (2) through (4) below, the portion of Issuer Allocable Revenue Receipts, if any, not required to be applied by the Issuer on a Payment Date to pay interest on the Notes or to credit the related Issuer Principal Deficiency Ledger or to pay any other costs and expenses due by the Issuer on that date pursuant to the relevant Issuer Priority of Payments, together with the portion of Issuer Allocable Revenue Receipts relating to all other Issuers not required to be so applied by those other Issuers on that Payment Date (excluding any Issuer Reserve Fund or Issuer Liquidity Reserve Fund (if any) of any Issuer), constitute "SHARED ISSUER REVENUE RECEIPTS". Shared issuer revenue receipts will be reallocated by the Cash Manager and distributed among the Issuers as payments of interest and fees under the applicable Intercompany Loans to the extent required to make payments of interest due on the Notes, to credit the related Issuer Principal Deficiency Ledgers and to pay other costs, expenses and third party amounts payable by the Issuers under the relevant Issuer Priority of Payments (but excluding principal payable under any Intercompany Loan). Each Issuer will be entitled to receive a portion of the Shared Issuer Revenue Receipts equal to:

                          [Representation of Graphic]

                                            Outstanding Principal Balance of the
                                              Intercompany Loan of the Issuer
Amount of Shared Issuer Revenue Receipts x  ------------------------------------
                                              Aggregate Outstanding Principal
                                             Balance of the Intercompany Loans
                                                      of all Issuers

(2) No Issuer shall be entitled to or shall receive any amount of Issuer Allocable Revenue Receipts from Funding on a Payment Date which is not required by that Issuer to make a payment on that date in accordance with the relevant Issuer Pre-Enforcement Revenue Priority of Payments or other relevant Issuer Priority of Payments which applies to that Issuer on that date, and the Cash Manager will take account of all of the funds which are or will become available to that Issuer on that Payment Date and which constitute Issuer Available Revenue Receipts (including any payments due under any Swap Agreement and any interest or other income received or to be received) for that Issuer for the purpose of making this determination.

(3) Unless and until the Intercompany Loan of any Issuer has been repaid in full and Funding has no further liability under the relevant Intercompany Loan Agreement, amounts standing to the credit of the Issuer Reserve Ledger and the Issuer Liquidity Reserve Ledger, if any, established by Funding for that Issuer may only be utilized by Funding in making payments due under that Issuer's Intercompany Loan and may not be used in or towards the payment of any other liability of Funding. On the payment date following the repayment in full of the Intercompany Loan of that Issuer and provided that Funding has no further liability in respect of the relevant Intercompany Loan Agreement, any remaining amounts standing to the credit of the Issuer Reserve Ledger and the Issuer Liquidity Reserve Ledger, if any, of that Issuer will constitute "SHARED ISSUER REVENUE RECEIPTS" for the purpose of paragraph (1) above and may be utilized by Funding in paying any other liability of Funding subject to and in accordance with the relevant Funding priority of payments.

(4) If on any Payment Date any Issuer Allocable Revenue Receipts and/or any Shared Issuer Revenue Receipts are paid to an Issuer and are applied by that Issuer, in reducing any deficiency recorded on the Issuer Principal Deficiency Ledger of that Issuer then the Issuer Allocable Revenue Receipts and/or Shared Issuer Revenue Receipts so applied shall constitute repayments of principal under the relevant Intercompany Loan and shall reduce the outstanding principal balance of that Intercompany Loan accordingly.

                                     PART II

             FUNDING PRE-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS

On each payment date prior to enforcement of the Funding security, the Cash Manager will, subject to the rules for application of Funding Available Principal Receipts set forth below, apply Funding Available Principal Receipts in the following order of priority (the "FUNDING PRE-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS"):

(A) first, an amount necessary to fund or replenish, as the case may be, the Issuer Liquidity Reserve Fund, if any, of each Issuer up to the Issuer Liquidity Reserve Required Amount but only from and to the extent of the Issuer Allocable Principal Receipts for that Issuer;

(B) second, to pay to (or, if required under that Issuer's Intercompany Loan, set aside for) each Issuer an amount up to its Issuer Allocable Principal Receipts in respect of principal due (or, if required under that Issuer's Intercompany Loan, to become due) on that Issuer's Intercompany Loan, which shall be an amount up to the aggregate amount of, and shall be applied in the amounts and priorities set forth in, the Issuer Principal Payments for that Issuer;

(C) last, to pay to (or, if required under that Issuer's Intercompany Loan, set aside for) each issuer up to its allocable portion of Shared Issuer Principal Receipts in respect of principal due (or, if required under that Issuer's Intercompany Loan, to become due) on that Issuer's Intercompany Loan, which in the case of the Issuer shall be an amount up to the aggregate amount of, and shall be applied in the amounts and priorities set forth in, the Issuer Principal Payments for that Issuer until there are no remaining Funding Available Principal Receipts on such Payment Date,

PROVIDED THAT no amount will be applied in replenishing the Issuer Liquidity Reserve Fund held by Funding in respect of an Issuer under paragraph (A) above following an enforcement of the Issuer Security relating to that Issuer.

RULES FOR APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS

(1) On the Distribution Date immediately preceding such Payment Date, the Cash Manager will calculate the "Issuer Allocable Principal Receipts" for each Issuer in respect of the relevant Payment Date which, subject as provided in paragraphs (2) through (7) below, is for any issuer an amount which is equal to the lesser of:

     (a) (only if relevant) the principal amount due on the Intercompany Loan of such Issuer equal to the Controlled Amortisation Amount due, if any, on the Payment Date immediately succeeding such Distribution Date; and

     (b)  an amount equal to:

                         [REPRESENTATION OF GRAPHIC]

                                         Outstanding Principal Balance on such
                                             Issuer's Intercompany Loan
Funding Available Principal Receipts x -----------------------------------------
                                        Aggregate Outstanding Principal Balance
                                       of the Intercompany Loans of all Issuers

     PROVIDED THAT, subject as provided in paragraphs (2) through (7) below, for the purpose only of determining the amount of Issuer Allocable Principal Receipts which may be allocated and paid to that Issuer (but not to any other Issuer) in accordance with this paragraph (1), following an enforcement of the Issuer Security relating to that Issuer the amount so determined may be increased to the extent of the aggregate of any amounts standing to the credit of the Issuer Liquidity Reserve Ledger, if any, and the Issuer Reserve Ledger of that Issuer remaining on that Payment Date after the application of such reserve funds in accordance with the Funding Pre-Enforcement Revenue Priority of Payments.

(2) If the Notes of any Issuer have become immediately due and payable as a result of the service of a Note Enforcement Notice or if the Intercompany Loan of any Issuer and the other Intercompany Loans of any other Issuers have become immediately due and payable as a result of the service of an Intercompany Loan Enforcement Notice or otherwise on any Payment Date following the occurrence of any Trigger Event, principal payments in respect of any Intercompany Loan may be made in excess of any Controlled Amortisation Amount and paragraph (1)(a) above shall no longer apply in relation to that Issuer and the amount of Issuer Allocable Principal Receipts payable to that Issuer on the relevant Payment Date may not exceed the amount determined under paragraph (1)(b) above but subject always to any increase in that amount as a result of the utilisation of the Issuer Reserve Fund and the Issuer Liquidity Reserve Fund (if any) following enforcement of the Issuer Security relating to that Issuer as provided in that paragraph.

(3) For the purpose of determining the amount of Issuer Allocable Principal Receipts which may be paid to any Issuer on a Payment Date pursuant to paragraph (1) above or paragraph (6) below, the Outstanding Principal Balance of that Intercompany Loan shall be deemed to be reduced by the amount of any deficiency recorded on the Issuer Principal Deficiency Ledger of that Issuer as at such Payment Date, but only to the extent that such deficiency has arisen as a result of (i) losses on the Mortgage Loans allocated by Funding to that Issuer and/or (ii) the application of Funding Available Principal Receipts to fund the Issuer Liquidity Reserve Fund of that Issuer but not as a result of any other principal deficiency of that Issuer.

(4) The amount of Funding Available Principal Receipts payable to each Issuer on a Payment Date will be reduced in proportion to the aggregate of the Issuer Available Revenue Receipts of that Issuer which are to be applied on that Payment Date in reducing deficiencies recorded on the Issuer Principal Deficiency Ledgers, but only to the extent that the Issuer Available Revenue Receipts which are to be so applied on that Payment Date would not otherwise be payable as principal on the relevant Notes on such Payment Date.

(5) No issuer shall be entitled to, or shall receive on a Payment Date, any amount of Issuer Allocable Principal Receipts from Funding which is not required by that Issuer to make a payment on that date in accordance with the relevant Issuer Pre-Enforcement Principal Priority of Payments or otherwise to make a payment of principal on the Notes.

(6) The portion of Issuer Allocable Principal Receipts, if any, not required to be applied by the Issuer to pay principal on the notes on a Payment Date together with the portion of Issuer Allocable Principal Receipts relating to all other Issuers not required to be so applied by such other Issuers (or otherwise required to be set aside by Funding for any Issuer) on that Payment Date (excluding the amount of any Issuer Reserve Fund or Issuer Liquidity Reserve Fund (if any) of any Issuer), constitute "SHARED ISSUER PRINCIPAL RECEIPTS". Shared Issuer Principal Receipts will be reallocated by the Cash Manager and distributed among the Issuers as payments of principal under the applicable Intercompany Loans to the extent required to make payments of principal due on the relevant Notes. Save as provided in paragraph (2) above, each Issuer will be entitled to receive a portion of the Shared Issuer Principal Receipts equal to:

                         [REPRESENTATION OF GRAPHIC]

                                         Outstanding Principal Balance of the
                                            Intercompany Loan of the Issuer
Shared Issuer Principal Receipts x ---------------------------------------------
                                    Aggregate Outstanding Principal Balance of
                                      the Intercompany Loans of all Issuers

(7) The repayment of any Intercompany Loan prior to the occurrence of a Trigger Event, enforcement of the Issuer Security by the Note Trustee under the Issuer Deed of Charge or enforcement of the Funding Security by the Security Trustee under the Funding Deed of Charge will be made in accordance with the terms of the relevant Intercompany Loan Agreement.

                                    PART III

                  FUNDING POST-ENFORCEMENT PRIORITY OF PAYMENTS

At any time after the security created under this Funding Deed of Charge has become enforceable in accordance with Clause 7.2 (Enforceable) and provided that the Intercompany Loan Enforcement Notice has not been withdrawn, all Funding Available Revenue Receipts, Funding Available Principal Receipts and all other monies paid to or received or recovered by or on behalf of Funding or the Security Trustee or any Receiver appointed on its behalf, including all proceeds following any sale, realisation or enforcement of the security created under this Funding Deed of Charge and all amounts not previously distributed and/or standing to the credit of any Funding Bank Account and all monies standing to the credit of the Funding Reserve Ledger (if any) shall (if not already received by the Security Trustee) be paid to and held by the Security Trustee on trust to apply the same (save to the extent required otherwise by applicable law) in accordance with the rules and the order of priority of the Funding Post-Enforcement Priority of Payments.

The Security Trustee (or the Cash Manager on its behalf) will, subject to the rules for application of Funding Available Principal Receipts and Funding Available Revenue Receipts set out in Part I and Part II of this Schedule, apply all such amounts received or recovered following enforcement of the Funding Security on each Payment Date in accordance with the following order of priority (known as the "FUNDING POST-ENFORCEMENT PRIORITY OF PAYMENTS"):

(A) first, to pay amounts due to the Security Trustee and any Receiver appointed by the Security Trustee, together with interest and (to the extent not already inclusive) VAT on those amounts, and to provide for any amounts due or to become due to the Security Trustee and the Receiver in the following Interest Period under the Funding Deed of Charge or any other Transaction Document;

(B) second, towards payment of amounts due and payable to the Cash Manager and any costs, charges, liabilities and expenses then due or to become due and payable to the Cash Manager under the Cash Management Agreement, together with (to the extent not already inclusive) VAT on those amounts;

(C) third, (in no order of priority between them but in proportion to the respective amounts due) towards payment of amounts (if any) due to the Account Bank under the terms of the Bank Account Agreement and to the Corporate Services Provider under the Corporate Services Agreement;

(D) fourth, (in no order of priority between them but in proportion to the respective amounts due) to each Issuer its share of Issuer Allocable Revenue Receipts and Issuer Allocable Principal Receipts towards payment of amounts of interest, principal and fees due to such Issuer under such Issuer's Intercompany Loan Agreement, which in the case of the Issuer shall be up to the aggregate amount of the amounts, and shall be applied in the amounts and priorities, as set forth in the Issuer Post-Enforcement Priority of Payments;

(E) fifth, towards payment of amounts due to the Start-Up Loan Provider under the Start-Up Loan Agreement;

(F) sixth, towards payment of any Deferred Contribution due to the Mortgages Trustee under the Mortgages Trust Deed; and

(G) last, to pay any amount remaining following the application of principal and revenue set forth in paragraphs (A) through (F) above, to Funding,

Provided that for the avoidance of doubt funds standing to the credit of any Issuer Reserve Fund or Issuer Liquidity Reserve Fund of any Issuer shall only be applied in reduction of the liabilities owing under the Intercompany Loan of such Issuer.

                                   SCHEDULE 4

                          FORM OF NOTICE OF ASSIGNMENT

To:   [Addressee(s)]

In respect of the [Description of Funding Transaction Document or Funding Charged Property]

                                                                          [Date]

Dear Sirs,

Terms and expressions used in this letter are as defined in the Funding Deed of Charge (the "FUNDING DEED OF CHARGE") between Granite Finance Funding Limited (the "FUNDING"), The Bank of New York (the "SECURITY TRUSTEE") and others dated 26 March 2001.

We hereby give notice to each addressee of this letter that by assignment(s) under or pursuant to the Funding Deed of Charge, Funding has assigned absolutely, by way of security for the payment and performance of certain obligations of Funding described in the Funding Deed of Charge (the "FUNDING SECURED OBLIGATIONS"), to the Security Trustee all its right, title, benefit and interest under the [Agreement(s)] (the "FUNDING TRANSACTION DOCUMENTS") [including its right, title interest and benefit in relation to [describe property] and including, without limitation, all rights to receive payment of any amounts which may become payable to Funding thereunder, all payments received by Funding thereunder, all rights to serve notices and/or make demands thereunder and/or to take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain relief in respect thereof and the proceeds of any of the foregoing, (hereinafter called the "RELEVANT FUNDING PROPERTY").

In relation to any of the Relevant Funding Property which may be situated in Jersey at any time, we hereby give notice for the purpose of the Security Interests (Jersey) Law 1983 to each addressee of this letter that with the intention of creating a security interest in accordance with such law in such property in favour of the Security Trustee for the payment and performance of the Funding Secured Obligations, Funding has assigned all of its rights, title, benefit and interest, present and future, in, to and under the Relevant Funding Property to the Security Trustee.

By signing the enclosed copy of this notice you acknowledge and consent to the assignments and agree that:

     (i) from the date of this notice you are obliged to and you will pay all moneys which are or may become payable to Funding under the aforesaid agreements to or to the order of the Security Trustee; and

     (ii) you have not, at the date of this notice, received notice that any third party has or will have any right of interest whatsoever in the Relevant Funding Property.

Notwithstanding the assignments made by Funding and referred to in this notice, the Security Trustee hereby confirms and you further acknowledge that:

     (d) you may continue to make all payments becoming due to Funding in respect of the Relevant Funding Property in the manner envisaged by the relevant Funding Transaction Document(s); and

     (e) Funding shall be entitled to exercise its rights, powers and discretions and perform its obligations in relation to the Relevant Funding Property and under the Funding Transaction Documents in accordance with the provisions of the Funding Transaction Documents, but only until such time as you receive notice from the Security Trustee to the contrary or to the effect that the security created under the Funding Deed of Charge has become enforceable, in which event from receipt of such notice you agree that you will pay all monies becoming due and payable to Funding in respect of the Relevant Funding Property in accordance with any instructions received from the Security Trustee.

This letter is governed by, and shall be construed in accordance with, English law, except that to the extent of any Relevant Funding Property which may be situated in Jersey at any time, it is governed by and shall be construed in accordance with the laws of Jersey.

Please acknowledge receipt of this notice by executing and returning the copy of this letter attached hereto.

Yours faithfully,

EXECUTED for and on behalf of                                        )
GRANITE FINANCE FUNDING LIMITED                                      )
by:                                                                  )


---------------------------------
Authorised Signatory

Name:

Title:

EXECUTED for and on behalf of                                        )
THE BANK OF NEW YORK                                                 )
by:                                                                  )




---------------------------------
Authorised Signatory

Name:

Title:

We acknowledge receipt of the above notice and the terms of the assignment created by you in respect of the Relevant Funding Property.

In respect of the [Agreement]:

For and on behalf of:

[Party to Funding Transaction Document]



By:

                                   SCHEDULE 5

                         UTILISATION OF ISSUER RESERVES

RESERVES FOR FIRST ISSUER

1.   FIRST ISSUER RESERVE FUND:

1.1 Prior to enforcement of the First Issuer Security, the First Issuer Reserve Fund shall only be applied on any Payment Date to increase that portion of Funding Available Revenue Receipts which are allocated to the First Issuer to make payments of interest and fees due under the First Issuer Intercompany Loan.

1.2 Following enforcement of the First Issuer Security, to the extent not applied on a Payment Date in accordance with 1.1 above, amounts standing to the credit of the First Issuer Reserve Fund Ledger shall only be applied in making payments of principal due under the First Issuer Intercompany Loan (but not in respect of any other Intercompany Loan of any New Issuer) to fund payments of principal due on the First Issuer Notes on any Payment Date.

2.   ISSUER LIQUIDITY RESERVE FUND:

2.1 Prior to enforcement of the First Issuer Security, the First Issuer Liquidity Reserve Fund (if any is required to be established) shall only be applied on any Payment Date to:

     (a) increase that portion of Funding Available Revenue Receipts which are allocated to the First Issuer to pay amounts due under the First Issuer Intercompany Loan, but only to the extent necessary to fund the payment by the First Issuer of interest and fees due on the relevant Payment Date in respect of the Class A Notes and/or the Class B Notes and to credit the Class A Principal Deficiency Sub Ledger; and

     (b) (provided that there are no Class A Notes outstanding) increase Funding Available Revenue Receipts which are allocated to the First Issuer to pay interest and fees due on the First Issuer Intercompany Loan.

2.2 Following enforcement of the First Issuer Security, to the extent not applied on a Payment Date in accordance with 2.1 above, amounts standing to the credit of the First Issuer Liquidity Reserve Ledger shall only be applied in making payments of principal due under the First Issuer Intercompany Loan (but not in respect of any other Intercompany Loan of any New Issuer) in order to fund payments of principal due on the First Issuer Notes on any Payment Date.

                                 EXECUTION PAGE

FUNDING

EXECUTED AS A DEED by                                                )
GRANITE FINANCE FUNDING LIMITED                                      )
acting by:                                                           )

---------------------------------
Director

Name:

Title:

---------------------------------
Director/Secretary

Name:

Title:

THE SECURITY TRUSTEE

EXECUTED AS A DEED for and                                           )
on behalf of                                                         )
THE BANK OF NEW YORK                                                 )
by:                                                                  )

---------------------------------
Authorised Signatory

Name:

Title:

THE NOTE TRUSTEE

EXECUTED AS A DEED for and                                           )
on behalf of                                                         )
THE BANK OF NEW YORK                                                 )
by:                                                                  )

---------------------------------
Authorised Signatory

Name:

Title:

THE FIRST ISSUER

EXECUTED AS A DEED by                                                )
GRANITE MORTGAGES 01-1 PLC                                           )
acting by:                                                           )

---------------------------------
Director

Name:

Title:

---------------------------------
Director/Secretary

Name:

Title:

THE MORTGAGES TRUSTEE

EXECUTED AS A DEED by                                                )
GRANITE FINANCE TRUSTEES LIMITED                                     )
acting by:                                                           )

---------------------------------
Director

Name:

Title:

---------------------------------
Director/Secretary

Name:

Title:

THE CASH MANAGER

EXECUTED AS A DEED under                                             )
THE COMMON SEAL of                                                   )
NORTHERN ROCK PLC                                                    )
affixed by order of the Board of Directors                           )
in the presence of:

---------------------------------
Authorised Signatory

Name:

Title:

---------------------------------
Authorised Signatory

Name:

Title:

THE ACCOUNT BANK

EXECUTED AS A DEED by                                                )
LLOYDS TSB BANK PLC                                                  )
Acting by its attorney:                                              )

---------------------------------


in the presence of:

Name:

---------------------------------


Address:

---------------------------------

---------------------------------


Occupation:

---------------------------------

THE FUNDING GIC PROVIDER

EXECUTED AS A DEED by                                                )
LLOYDS TSB BANK PLC                                                  )
Acting by its attorney:                                              )

---------------------------------
in the presence of:

Name:

---------------------------------
Address:

---------------------------------

---------------------------------
Occupation:

---------------------------------

THE CORPORATE SERVICES PROVIDER

EXECUTED AS A DEED by                                                )
MOURANT & CO. CAPITAL (SPV)                                          )
LIMITED                                                              )
acting by:                                                           )

---------------------------------
Director

Name:

Title:

---------------------------------
Director/Secretary

Name:

Title:

THE START-UP LOAN PROVIDER

EXECUTED AS A DEED under                                             )
THE COMMON SEAL of                                                   )
NORTHERN ROCK PLC                                                    )
affixed by order of the Board of Directors                           )
in the presence of:

---------------------------------
Authorised Signatory

Name:

Title:

---------------------------------
Authorised Signatory

Name:

Title: